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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MOSYS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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755 N. Mathilda Avenue
Sunnyvale, CA 94085

Dear Stockholder:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc. (the "Company") to be held on June 30, 2010, at 9:30 a.m., at our corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2010 Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented and voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you promptly register your vote in accordance with the instructions set forth on the enclosed proxy card to ensure your proper representation. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President

First mailed to stockholders
on or about May 28, 2010

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

 MOSYS, INC.
NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MoSys, Inc.:

        NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc., a Delaware corporation (the "Company"), will be held on June 30, 2010, at 9:30 a.m., at the Company's corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085, for the following purposes:

          1.     To elect five members of our board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The nominees are Leonard Perham, Carl Berg, Tommy Eng, Chi-Ping Hsu and James Kupec;

          2.     To approve the adoption of the 2010 Equity Incentive Plan, and to approve the material terms of the 2010 Equity Incentive Plan for purposes of Internal Revenue Code Section 162(m);

          3.     To approve the adoption of the 2010 Employee Stock Purchase Plan;

          4.     To ratify the Audit Committee's appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

          5.     To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on May 3, 2010 are entitled to notice of and to vote at the Annual Meeting, or at any adjournment thereof. A list of such stockholders will be available for inspection at our principal office.

        You are cordially invited to attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, please vote your shares by submitting instructions for proxy voting via the Internet, by phone, or by signing, dating and returning the proxy card in accordance with the instructions set forth on the enclosed proxy card at your earliest convenience. If you wish to submit your proxy by mail, a return addressed envelope is enclosed for your convenience. If you attend the Annual Meeting, you may vote in person even though you have submitted your proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President

Sunnyvale, California
May 24, 2010

MOSYS, INC.
755 N. Mathilda Avenue
Sunnyvale, California 94085

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the board of directors of MoSys, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the 2010 Annual Meeting of Stockholders (the "Annual Meeting") to be held at our corporate headquarters located at 755 N. Mathilda Avenue, Sunnyvale, California 94085 on June 30, 2010, at 9:30 a.m., and any adjournments of the Annual Meeting. Unless the context otherwise requires, the "Company," "MoSys," "we," "us" and similar terms refer to MoSys, Inc.

        If you need directions to the location of the Annual Meeting in order to attend and vote in person, please contact us at (408) 731-1800.

        This Proxy Statement and the accompanying proxy card are being mailed on or about May 28, 2010, to all stockholders entitled to notice of and to vote at the Annual Meeting.

SOLICITATION AND VOTING PROCEDURES

        Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Holders of our common stock are entitled to one vote per share on all matters. To vote in person, a stockholder must attend the Annual Meeting, and then complete and submit the ballot provided at the meeting. To vote by proxy, a stockholder must mark, sign and date the enclosed proxy card and mail it to our transfer agent or submit voting instructions electronically by using the telephone or Internet following the instructions provided on the proxy card. An automated system administered by our transfer agent tabulates stockholder votes submitted by proxy, and an officer of ours will tabulate votes cast in person at the Annual Meeting.

        Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting on a proposal, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

        The voting requirements for the proposals that we will consider at the Annual Meeting are:

  •
  Proposal 1—Election of Directors.  Directors are elected by a plurality, and the five directors who receive the most votes will be elected to our board of directors. Shares represented by properly completed and timely submitted proxies will be voted "FOR" the election of the nominees unless authority to do so is specifically withheld. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the board of directors may designate.

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  Proposal 2—Approval of the 2010 Equity Incentive Plan.  The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required to approve the 2010 Equity Incentive Plan.

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  Proposal 3—Approval of the 2010 Employee Stock Purchase Plan.  The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required to approve the 2010 Employee Stock Purchase Plan.

  •
  Proposal 4—Ratification of Appointment of Burr Pilger Mayer, Inc. as Independent Registered Public Accounting Firm.  An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote is necessary for approval of this proposal.

        Abstentions and Broker Non-Votes.    Brokers holding shares in street name for customers have the discretionary authority to vote on certain matters when they have not received instructions from the beneficial owners of shares. Under the Delaware General Corporation Law, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner signs and returns a proxy with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name") but does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. The uncontested election of nominees for the board, the approval of the 2010 Equity Incentive Plan and the approval of the 2010 Employee Stock Purchase Plan are non-routine matters under these rules. Brokers that do not receive instructions from the beneficial owners of the shares are entitled to vote only on Proposal No. 4 (the ratification of appointment Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the 2010 audit).

        Broker non-votes are considered present but not entitled to vote. Broker non-votes will not affect the outcome of the vote on any of the proposals at the Annual Meeting because broker non-votes are excluded from the tabulation of votes cast on each proposal. Abstentions are counted as present and entitled to vote for purposes of establishing a quorum. An abstention will have no effect on the election of directors under Proposal No. 1. An abstention will have the same effect as a vote "against" the approval of the 2010 Equity Incentive Plan under Proposal No. 2, the approval of the 2010 Employee Stock Purchase Plan under Proposal No. 3 and the ratification of the appointment by the Audit Committee of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the 2010 audit under Proposal No. 4 because abstentions are included in the tabulation of votes cast on each of these proposals.

        Special Note Regarding Shares Held in Broker Accounts.    If you hold your shares through a broker, bank or other nominee, it is critical that you submit a proxy if you want your shares to be counted in the election of directors. In the past, if you held your shares through a broker, bank or other nominee and you did not submit a proxy or otherwise indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. In 2009, the SEC approved an amendment of a New York Stock Exchange rule that effectively took away the ability of your bank, broker or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares through a bank, broker or other nominee and you do not submit a proxy or otherwise instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on your behalf on Proposal 1. Your bank, broker or other nominee will, as in prior years, have discretion to vote uninstructed shares on the ratification of our independent registered public accounting firm (Proposal 4) and your shares may still be counted for purposes of determining if a quorum is present.

        All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy is properly executed or electronically submitted and is received by us prior to the close of voting at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Our chief executive officer, Leonard Perham, has been designated as the proxy for the Annual Meeting. If no choice has been specified, a timely returned and properly executed or electronically submitted proxy card will be voted for Proposals No. 1, 2, 3 and 4, which are described in detail elsewhere in this Proxy Statement. In addition, all properly completed and timely returned or electronically submitted proxy cards will be voted by the proxy in his discretion for any other matters properly and timely submitted for a vote at the Annual Meeting.

        Only holders of our common stock at the close of business on May 3, 2010, the record date, will be entitled to notice of and to vote at the Annual Meeting. As of that date, we had 31,769,553 shares of common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing of this Proxy Statement and the proxy card will be borne by us. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners of our common stock and maintaining the Internet access for such materials and the submission of proxies. We will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic facsimile transmission and other electronic means, and personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such solicitation. We have retained Wells Fargo Shareowner Services to assist in the distribution of proxies for a fee estimated to be approximately $5,000 plus reasonable out-of-pocket expenses.

        Copies of our 2009 Annual Report on Form 10-K filed with the SEC on March 26, 2010 are being mailed to stockholders with this Proxy Statement and these documents can also be viewed on the investors section of our website, www.mosys.com. Additional copies of our 2009 Annual Report on Form 10-K, excluding exhibits, may be obtained by any stockholder, without charge, by sending an e-mail to priv_ir@mosys.com or by written request addressed to: Investor Relations, MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085.

REVOCABILITY OF PROXIES

        You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to our Secretary, by submitting another proxy that is properly signed and bearing a later date, by following the specified procedures for submitting a proxy electronically and changing your vote or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085, Attention: Secretary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 30, 2010

        This Proxy Statement, the proxy card and our 2009 Annual Report on Form 10-K are available at www.mosysinc.com/proxy/proxymaterials.html.

 BOARD OF DIRECTORS

Directors

        Our bylaws provide that the number of directors is determined by resolution of the board of directors and can be changed by approval of the stockholders or a majority of the directors. Our board of directors currently consists of six directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

        The names of our directors, including five nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below. Dr. Chenming Hu has declined to stand for re-election at the Annual Meeting, and, consequently, there will be one vacancy on our board of directors when Dr. Hu's current term expires on June 30, 2010. Our bylaws provide that, upon the resignation of a director, a majority of the directors then in office have the power to fill the resulting vacancy on our board of directors. However, our board of directors intends to reduce the size of our board to five directors at that time so that there would be no resulting vacancy.

Name	Age	Position(s) with the Company
Leonard Perham	67	Chief Executive Officer, President and Director*
Carl E. Berg(1)(2)	72	Director*
Tommy Eng(1)(3)	52	Director*
Chi-Ping Hsu(2)(3)	55	Director*
James D. Kupec(1)(2)(3)	55	Director*
Chenming Hu	62	Director

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Technology Strategy Committee

*
Nominee for director at the Annual Meeting.

        The principal occupations and positions for at least the past five years of our directors and director nominees are described below. There are no family relationships among any of our directors or executive officers.

        Len Perham.    Mr. Perham was appointed to be our chief executive officer and president and a member of our board of directors in November 2007. Mr. Perham was one of the original investors in MoSys and initially served on our board of directors from 1991 to 1997. Since retiring from Integrated Device Technology, Inc. in 2000, where he served as chief executive officer from 1991 to 2000 and as president and a board member from 1986, Mr. Perham has served as chairman of the board of directors of NetLogic Microsystems, Inc., a fabless semiconductor company, and has been a private investor holding officer and director positions with various private companies. Mr. Perham holds a B.S. in electrical engineering from Northeastern University. We believe that Mr. Perham's qualifications to serve as a director include his tenure as our Chief Executive Officer and as a member of the board of directors, during which time he has gained a unique and extensive understanding of our company, our business and our long term strategy, and his experience in the semiconductor industry generally.

        Carl E. Berg.    Mr. Berg has served as a member of our board of directors since September 1992. Since 1997, Mr. Berg has been the chairman of the board and chief executive officer of Mission West

Properties, Inc., a real estate investment trust. Mr. Berg has been actively engaged in the ownership, development and management of industrial real estate and in venture capital investment for over 30 years. He currently serves as a member of the boards of directors of Mission West Properties, Inc., Hancock Fabrics, Inc. and Valence Technology, Inc. Mr. Berg served on the board of directors of Focus Enhancements, Inc., a developer of video scan conversion products, from January 2004 until September 2008. Mr. Berg holds a B.A. in business from the University of New Mexico. As a successful real estate and venture capital investor and long-time director of ours, Mr. Berg brings strategic insights and financial experience to the Board. Mr. Berg has evaluated, invested in and served as a board member of numerous companies, both public and private, and is familiar with a full range of corporate and board functions. His many years of experience in helping companies shape and implement strategy provide the board with valuable perspectives on matters such as risk management, corporate governance, talent selection, financial statement analysis and management.

        Tommy Eng.    Mr. Eng was appointed to our board of directors in August 2004. Mr. Eng is a partner of EXA Ventures, a venture capital investment firm specializing in IT, semiconductor, communication, multimedia technology/services/content, software, and the incubation of early stage technology companies. Mr. Eng has been an investor holding officer and director positions with various private companies. Prior to founding EXA Ventures, Mr. Eng was an entrepreneur and executive in the semiconductor industry. Mr. Eng held various executive and engineering positions at Tera Systems from 1996 to 2004, Mentor Graphics, Silicon Compiler Systems, and Bell Labs. Mr. Eng served on the board of directors of Focus Enhancements, Inc., a developer of video scan conversion products, from January 2004 until September 2008. Mr. Eng holds a B.S. in electrical engineering from Polytechnic University in New York and a M.S. in electrical engineering from the University of California at Berkeley. We believe that Mr. Eng's qualifications to serve on the board include his extensive business experience, including senior management positions at several different companies in the semiconductor industry. He brings strategic and technical insight to the board of directors.

        Chi-Ping Hsu.    Dr. Hsu was appointed to our board of directors in August 2004. Since April 2003, Dr. Hsu has held executive positions at Cadence Design Systems, an electronic design automation software and engineering services company, most recently as senior vice president of research and development for the Implementation Products Group. From November 2001 to April 2003, Dr. Hsu was president and chief operating officer of Get2Chip, a supplier of high-performance system-on-chip synthesis, which was acquired by Cadence. A graduate of the Taiwan National University with a B.S. in electrical engineering, Dr. Hsu also holds a Ph.D. in electrical engineering and computer science from the University of California at Berkeley. We believe that Dr. Hsu's qualifications to serve on the board include his extensive business experience having held senior management positions at several different companies in the semiconductor and electronic design automation software industries. He brings strategic and operational insight to the board of directors.

        James D. Kupec.    Mr. Kupec was appointed to our board of directors in August 2004. Mr. Kupec is currently senior vice president of worldwide sales and marketing at GLOBALFOUNDRIES Inc., a semiconductor foundry. Previously, from September 2004 until March 2009, Mr. Kupec served as chief operating officer of eSilicon Corporation, a custom semiconductor chip supplier. From April 2003 to September 2004, Mr. Kupec was president of JDK Group, a semiconductor consultancy firm that he founded. Previously, Mr. Kupec served as a consultant to and chief executive officer of Ammocore, a privately-held electronic design automation company and president of UMC-USA, a semiconductor foundry. Mr. Kupec holds a B.S. in electrical engineering from the University of Illinois and a M.B.A. from Southern Methodist University. We believe that Mr. Kupec's qualifications to serve on the board include his extensive business experience having held senior management positions at several different companies in the semiconductor industry. He brings strategic and operational insight to the board of directors.

        Chenming Hu.    Dr. Hu was appointed to our board of directors in January 2005. Dr. Hu is currently the TSMC Distinguished Chair Professor in Electrical Engineering and Computer Sciences at the University of California, Berkeley. From 2001 to 2004, Dr. Hu was the chief technology officer of Taiwan Semiconductor Manufacturing Co. Ltd., or TSMC, an integrated circuit manufacturing company. Dr. Hu received his B.S. degree in electrical engineering from National Taiwan University and M.S. and Ph.D. degrees in electrical engineering from the University of California at Berkeley. We believe that Dr. Hu's qualifications to serve on the board include his extensive business experience having held senior management positions at several different companies in the semiconductor industry. He brings significant technical insight and international business experience to the board and has helped us identify and attract engineering talent from his students.

 CORPORATE GOVERNANCE

Director Independence

        Our board of directors has determined that Carl E. Berg, Tommy Eng, Chi-Ping Hsu, James D. Kupec and Chenming Hu are "independent," as defined by the listing rules of the NASDAQ Stock Market, or NASDAQ, and Securities and Exchange Commission, or SEC, rules and regulations. Our board of directors has standing Audit and Compensation Committees, each of which is comprised solely of independent directors in accordance with the NASDAQ listing rules. No director qualifies as independent unless the board of directors determines that the director has no direct or indirect material relationship with us. We independently review the relationship of the Company to any entity employing a director or on whose board of directors he is serving currently. The board of directors also has considered share ownership of the directors or their family members and determined in the case of Mr. Berg that his ownership of approximately 5% of our outstanding stock and the ownership of approximately of 7% of our outstanding stock by his daughter's trust do not interfere with his exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee

        Our board of directors established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes and audits of our financial statements. The Audit Committee also is charged with reviewing reports regarding violations of our Code of Ethics and complaints with respect thereto, and internal control violations under our whistleblower policy are directed to the Chairman of the Audit Committee. The responsibilities of our Audit Committee are described in the Audit Committee Charter adopted by our board of directors, a current copy of which can be found on the investors section of our website, www.mosys.com.

        Messrs. Berg, Eng and Kupec are the current members of the Audit Committee. All are "independent," as defined by Rule 5605(a)(2) of the NASDAQ listing rules. Mr. Berg serves as chairman and has been designated by the board of directors as the "audit committee financial expert," as defined by Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934. That status does not impose on him duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on him as a member of the Audit Committee and the board of directors, however. The Audit Committee has delegated authority to Mr. Berg for review and approval of non-audit services proposed to be provided by our independent auditors.

Compensation Committee

        Messrs. Berg, Hsu and Kupec are the current members of the Compensation Committee, with Mr. Kupec serving as the chairman.

        Our Compensation Committee does not have a charter; rather, its duties and obligations have been specified by the board of directors. The Compensation Committee is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Our Compensation Committee also has the principal responsibility for the administration of our stock option and stock purchase plans.

Technology Strategy Committee

        Our board of directors established the Technology Strategy Committee in August 2004 to oversee the development, planning and implementation of our long-term intellectual property strategy. Messrs. Eng, Hsu and Kupec are the current members of the Technology Strategy Committee. Mr. Eng is chairman of this committee. This committee does not meet regularly but confers with management informally from time to time.

Nominations Process

        We do not have a nominating committee. Instead of having such a committee, our board of directors historically has appointed all of the independent directors on our board to search for and evaluate qualified individuals to become nominees for director and board committee members. The independent directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships, and evaluate candidates for appointment to and removal from committees. The independent directors operate in this capacity under authority granted by resolution of the board of directors, rather than by charter.

        With the exception of Dr. Hu, all of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our board of directors are sought, the independent directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The independent directors conduct any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our board of directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Although we have no formal policy regarding diversity, our directors consider both the personal characteristics and experience of director nominees, including each nominee's independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the board of directors and the Company. The board of directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze complex business issues facing MoSys, specifically, those issues that are inherent in the semiconductor industry. In addition to business expertise, the board of directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, all new candidates have been identified by members of our board of directors, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

        Our independent directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock. When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2011 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this proxy statement under the heading "Stockholder Proposals for 2011 Annual Meeting." The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, including the following:

  •
  The stockholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

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  The stockholder's reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

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  The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

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  A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

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  Information regarding the nominee that would be required to be included in our proxy statement by the rules of the Securities and Exchange Commission, including the nominee's age, business experience for the past five years and any other directorships held by the nominee.

        The information listed above is not a complete list of the information required by the bylaws. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

Board Leadership Structure

        Our Amended and Restated Bylaws provide the board of directors with flexibility to combine or separate the positions of chairman of the board of directors and chief executive officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, the board of directors has not appointed a chairman or lead independent director. From time to time, each of the independent directors works with Mr. Perham to perform a variety of functions related to our corporate governance, including coordinating board activities, setting relevant items on the agenda (in consultation with Mr. Perham, as necessary or appropriate) and ensuring adequate communication between the board of directors and management. In addition, our board of directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management. Our Audit Committee, which oversees critical matters such as our compliance with accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, and our Compensation Committee, which oversees our executive compensation program, each consist entirely of independent directors.

Risk Oversight

        The board of directors is actively involved in the oversight of risks, including strategic, credit, liquidity, operational and other risks, which could affect our business. The board of directors does not have a standing risk management committee, but administers this oversight function directly through the board of directors as a whole and through its committees, which oversee risks relevant to their respective functions. For example, the Audit Committee assists the board of directors in its risk oversight function by reviewing and discussing with management our compliance with accounting principles, financial reporting practices, system of disclosure controls and internal controls over financial reporting and the treasury function, including management of our cash and investments. The Compensation Committee assists the board of directors in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements and employee benefit plans. The Technology Strategy Committee monitors and evaluates risks associated with the development, planning and implementation of our long-term intellectual property strategy. The full board of directors considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. The board of directors and each committee administers its respective risk oversight function by evaluating management's monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal board and committee meetings but also through periodic and other written and oral communications.

Stockholder Communications with the Board

        Stockholders who desire to communicate with the board, or a specific director, may do so by sending the communication addressed to either the board of directors or any director, c/o MoSys, Inc., 755 N. Mathilda Avenue, Sunnyvale, California 94085. These communications will be delivered to the board, or any individual director, as specified.

Annual Meeting Attendance

        We have a policy of encouraging each director to attend the Annual Meeting, but attendance is not required. Mr. Perham, our president and chief executive officer, attended the 2009 Annual Meeting of Stockholders.

Meetings of the Board and Committees

        During 2009, there were six meetings of the board of directors, four meetings of the Audit Committee and three meetings of the Compensation Committee. Other than Mr. Kupec, each current director attended at least 75% of the total number of meetings of the board held in 2009 and the meetings of each committee on which he served. Mr. Kupec attended approximately 65% of the meetings of the board of directors and the committees upon which he served during 2009. The board of directors and the Compensation Committee also acted at times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Compensation Committee Interlocks and Insider Participation

        During 2009, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more of its executive officers serving as a member of our board of directors or Compensation Committee. Messrs. Berg, Hsu and Kupec, the Compensation Committee members, were not officers or employees of ours during 2009 or at any other time.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during 2009 and Forms 5 (or and any written representations to us by such persons) received with respect to fiscal year 2009, we believe that all directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during 2009, except that Mr. Berg, a director, failed to timely file a Form 4 to report the option grant he received in July 2009.

Code of Ethics

        We have adopted a code of ethics that applies to all of our employees. The code of ethics is designed to deter wrongdoing and to promote, among other things, honest and ethical conduct, full, fair, accurate, timely, and understandable disclosures in reports and documents submitted to the SEC and other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code and accountability for adherence to such code.

        The code of ethics is available on our website www.mosys.com. If we make any substantive amendments to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer or Chief Financial Officer, or persons performing similar functions, where such amendment or waiver is required to be disclosed under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on our website.

 DIRECTOR COMPENSATION

        The following table summarizes the compensation we paid to our non-employee directors in 2009:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Carl E. Berg	—	15,490	—	15,490
Tommy Eng	—	15,490	—	15,490
Chi-Ping Hsu	—	15,490	—	15,490
James Kupec	—	15,490	—	15,490
Chenming Hu	—	15,490	—	15,490

(1)
Option award amounts reflect the grant date fair value with respect to stock options granted to the non-employee directors, as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the aggregate grant date fair value of option awards are set forth in the notes to the audited consolidated financial statements included in our 2009 Annual Report on Form 10-K. These amounts do not reflect actual compensation earned or to be earned by our non-employee directors.

(2)
As of December 31, 2009, our non-employee directors held outstanding options to purchase the following number of shares of our common stock: Carl E. Berg, 130,000; Tommy Eng, 260,000; Chi-Ping Hsu, 180,000; James Kupec, 180,000; and Chenming Hu, 160,000.

        In 2009, members of our board of directors did not receive any cash compensation for their service as directors. Under our Amended and Restated 2000 Stock Option and Equity Incentive Plan, or the Amended 2000 Plan, each non-employee director is entitled to receive an annual option grant for the purchase of 20,000 shares of common stock, which is awarded automatically at the first regular meeting of the board of directors following the date of each annual meeting of stockholders. The exercise price per share under each such option grant is equal to the fair market value of a share of our common stock on the date of grant on the principal trading market for our common stock at the time of grant, which is the NASDAQ Global Market, or the Nasdaq GM. These option grants vest monthly over a 12 month period. In the event of a merger, sale of substantially all of our assets or similar transaction, the options will accelerate as to 100% of the shares subject to the option. Pursuant to the Amended 2000 Plan, on July 23, 2009, we granted options to purchase 20,000 shares to each of Messrs. Berg, Eng, Hsu, Kupec and Hu at an exercise price of $1.65 per share.

        The Amended 2000 Plan provides that each non-employee director shall be automatically granted an option to purchase 80,000 shares upon his or her initial appointment or election to our board at an exercise price per share equal to the fair market value of a share of our common stock on the date of grant on the Nasdaq GM. The option shall have a term of 10 years and the shares subject to the option shall vest at the rate of 1/48th of the total number of shares subject to the option per month subject to the non-employee director's continuous service on the board. No such option grants were made in 2009. The Amended 2000 Plan also provides that a disinterested majority of directors, in their discretion, may authorize additional shares to be awarded or granted under stock options to committee chairs and other non-employee directors for extraordinary service on the board of directors. There were no such additional grants or awards in 2009.

 EXECUTIVE OFFICERS

        The names of our executive officers and certain information about them are set forth below:

Name	Age	Position(s) with the Company
Leonard Perham	67	President and Chief Executive Officer
James W. Sullivan	42	Vice President of Finance and Chief Financial Officer
Sundari Mitra	46	Executive Vice President of Engineering
David DeMaria	48	Vice President of Business Operations

        Leonard Perham.    Mr. Perham was appointed president and chief executive officer in November 2007. Mr. Perham is also a member of our board of directors and his background is discussed elsewhere in this proxy statement under the heading "Board of Directors."

        James W. Sullivan.    Mr. Sullivan became our vice president of finance and chief financial officer in January 2008. From July 2006 until January 2008, Mr. Sullivan served as vice president of finance & chief financial officer at Apptera, Inc., a venture-backed company providing software for mobile advertising, search and commerce. From July 2002 until June 2006, Mr. Sullivan was the vice president of finance and chief financial officer at 8x8, Inc., a provider of voice over Internet protocol communication services. Mr. Sullivan's prior experience includes various positions at 8x8, Inc. and PricewaterhouseCoopers LLP. He received a Bachelor of Science degree in Accounting from New York University and is a Certified Public Accountant.

        Sundari Mitra.    Ms. Mitra became our executive vice president of engineering in June 2009. Prior to joining the Company, Ms. Mitra founded and served as chief executive officer of Prism Circuits from its inception in February 2006 until our acquisition of Prism Circuits on June 5, 2009. Prior to joining Prism Circuits, Ms. Mitra served as a director of engineering at Sun Microsystems, Inc. from June 2002 to August 2004. Ms. Mitra holds a Masters of Science degree in Electrical Engineering from the University of Illinois and a Bachelors of Science degree in Electrical Engineering from Baroda University in India.

        David DeMaria.    Mr. DeMaria became our vice president of business operations in August 2008. From November 2007 until August 2008, Mr. DeMaria served as senior vice president at Apache Design Solutions, an electronic design automation software company. From January 2006 until November 2007, Mr. DeMaria was chief executive officer of Optimal Corporation, an electronic design automation software company that he helped grow and ultimately merge with Apache Design Solutions. From October 1999 to March 2004, Mr. DeMaria served in various positions, including executive vice president of the systems business unit and senior vice president of worldwide marketing and strategy, at Cadence Design Systems. Mr. DeMaria attended Boston University for a Bachelor of Science degree in Computer Engineering.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

        The Compensation Committee of the board of directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. The board of directors has delegated to the Compensation Committee the responsibility for determining our compensation policies and procedures for senior management, including the named executive officers, periodically reviewing these policies and procedures, and making recommendations concerning executive compensation to be considered by the full board of directors, when such approval is required under any of our plans or policies or by applicable laws. The Compensation Committee also has the principal responsibility for the administration of our stock plans, including the approval of stock option grants to the named executive officers.

        The compensation received by our named executive officers in fiscal year 2009 is set forth in the Summary Compensation Table, below. As a result of our acquisition of Prism Circuits, Inc. in June 2009, Sundari Mitra, formerly the founder and chief executive officer of Prism Circuits, Inc., became our executive vice president of engineering. For 2009, the named executive officers included Mr. Perham, Mr. Sullivan, Mr. DeMaria and Ms. Mitra. All of our named executive officers for 2009 are still executive officers.

Compensation Philosophy

        In general, our executive compensation policies are designed to recruit, retain and motivate qualified executives by providing them with a competitive total compensation package based in large part on the executive's contribution to our financial and operational success, the executive's personal performance and increases in stockholder value as measured by the price of our common stock. We believe that the total compensation paid to our executives should be fair, reasonable and competitive.

        We seek to have a balanced approach to executive compensation with each primary element of compensation (base salary, variable compensation and equity incentives) designed to play a specific role. Overall, we design our compensation programs to allow for the recruitment, retention and motivation of the key executives and high-level talent required in order for us to:

  •
  supply high-value and high-quality intellectual property content solutions to our customer base;

  •
  achieve or exceed our annual financial plan and be profitable;

  •
  make continuous progression towards achieving our long-term strategic objectives to be a high-growth company with growing profitability; and

  •
  increase our share price to provide greater value to our stockholders.

Role of Executive Officers in Compensation Decisions

        The chief executive officer ("CEO") makes recommendations based on guidelines for equity and non-equity compensation for executives that have been approved by the Compensation Committee. The Compensation Committee reviews these guidelines annually. The CEO annually reviews the performance of our executives (other than himself) and presents his recommendations for proposed salary adjustments, bonus awards and option grants to the Compensation Committee once a year. In its discretion, the Compensation Committee may accept, modify or reject the CEO's recommendations. Only the Compensation Committee and the board of directors are authorized to approve the compensation for any named executive officer. Compensation of new executives is based on hiring negotiations between the individuals and our CEO and/or Compensation Committee.

Elements of Compensation

        Consistent with our compensation philosophy and objectives, we offer executive compensation packages consisting of the following three components:

  •
  base salary;

  •
  annual incentive compensation; and

  •
  stock option grants.

        In each fiscal year, the Compensation Committee determines the amount and relative weighting of each component for all executives, including the named executive officers.

  Base Salary

        Because our compensation philosophy stresses performance-based awards, base salary is intended to be a smaller portion of total executive compensation relative to long-term equity. Therefore, we target executive base salary at the median level of the compensation guidelines that have been approved by the Compensation Committee. In addition, the Compensation Committee takes into account the executive's scope of responsibility and significance to the execution of our long-term strategy, past accomplishments, experience and personal performance and compares each executive's base salary with those of the other members of senior management. The Committee may give different weighting to each of these factors for each executive, as it deems appropriate. The Committee did not retain a compensation consultant or determine a compensation peer group for 2009.

  Annual Incentive Compensation

        The Compensation Committee did not adopt an executive bonus plan for 2009 because the Compensation Committee believed that such a plan should be based on pre-tax profit. To date, the Compensation Committee has not adopted an executive bonus plan for 2010 for the same reason. As soon as we achieve profitability on a pre-tax basis, the Compensation Committee intends to implement a bonus plan for our executives. Mr. DeMaria's August 2008 employment offer letter provided for an incentive bonus of up to $25,000 for fiscal year 2008 with such bonus to be determined based on the achievement of certain objectives mutually agreed upon between him and Mr. Perham. Based on the achievement of those objectives, Mr. DeMaria earned a bonus of $20,000, which was paid February 2009. During 2009, Mr. DeMaria had responsibility for our sales efforts and was compensated for these efforts under a sales compensation plan. Under his 2009 sales compensation plan, we paid Mr. DeMaria $9,826 in commissions during 2009 and $27,181 in January 2010.

  Stock Options

        Although we do not have a mandated policy regarding the ownership of shares of common stock by officers and directors, we believe that granting stock options to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of our other stockholders on a long-term basis. Our Amended 2000 Plan enables us to grant stock options, as well as other types of stock-based compensation, to our executive officers and other employees. Under authority delegated to it by the board of directors, the Compensation Committee reviews and approves all stock option grants to named executive officers under the Amended 2000 Plan. Typically, these options vest with respect to one-fourth of the total number of shares subject to the grant on the first anniversary of the grant date and with respect to 1/48th of the shares monthly thereafter. Our general policy is to grant the options with an exercise price equal to fair market value, which currently is the closing price of the common stock on the Nasdaq GM on the grant date.

        We intend to grant equity awards to achieve retention and motivation:

  •
  upon the hiring of key executives and other personnel;

  •
  annually, when we review progress against corporate and personal goals; and

  •
  when we believe that competitive forces or economic conditions threaten to cause our key executives to lose their motivation and/or where retention of these key executives is in jeopardy.

        With the Compensation Committee's approval, we grant options to purchase shares of common stock when we initially hire executives and other employees, as a long-term performance incentive. The Compensation Committee has determined the size of the initial option grants to newly hired executives with reference to existing guidelines and hiring negotiations with the individual, in addition to other relevant information regarding the size and type of compensation package considered necessary to enable us to recruit, retain and motivate the executive. In June 2009, the Compensation Committee authorized the grant of an option to purchase 675,000 shares of common stock to Ms. Mitra when she became our executive vice president of engineering upon our acquisition of Prism Circuits, Inc. In November 2009, the Compensation Committee authorized the grant of an additional option to purchase 450,000 shares of common stock to Mr. Perham, as a significant portion of his previous option grant made in November 2007 had fully vested. The Compensation Committee believed it was important that Mr. Perham vest new options to retain him, as Mr. Perham's base salary is significantly below the base salaries of chief executive officers of comparable companies in our industry and options are the primary component of Mr. Perham's compensation package. There were no other equity incentive awards made to any of our named executive officers in 2009.

        No employee is eligible for an annual performance grant until the employee has worked for us for at least 12 months. Annual performance reviews are generally conducted in the second quarter of each fiscal year. Our CEO conducts the performance review of the other executives and advises the Compensation Committee of any recommended new option grants. In addition to reviewing the CEO's recommendations for other executives, the Compensation Committee also reviews the CEO's annual performance and determines whether he should be granted an option to purchase additional shares. Aside from option grants in connection with annual performance reviews, we do not have a policy of granting additional options to executives and, consequently, the board of directors and the Compensation Committee have not adopted a policy with respect to granting options in coordination with the release of material non-public information.

        In determining the size of stock option grants in connection with the annual performance reviews of our executives, the Compensation Committee takes into account the executive's current position with and responsibilities to us along with the Compensation Committee-approved guidelines. In 2009, there were no annual performance review option grants to executives due to the short length of service for some executives.

        Only the board of directors or the Compensation Committee may approve options or other equity-based compensation to our executives. However, the board of directors has authorized the CEO to approve option grants to employees at the senior director level and below for the purchase of not more than 100,000 shares by any employee during any calendar year. All such grants must be consistent with stock option guidelines approved by the Compensation Committee. The exercise price for such grants must be equal to the closing price of a share of the common stock on the Nasdaq GM on the date of grant.

        Going forward, we intend to continue to evaluate and consider equity grants to our executives on an annual basis. We expect to consider potential equity grants for executives at the same time as we annually review our employees' performance and determine whether to award grants for all employees.

Accounting and Tax Considerations

        Our Compensation Committee has reviewed the impact of tax and accounting treatment on the various components of our executive compensation program. We endeavor to award compensation that will be deductible for income tax purposes. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to "covered" executive officers, to the extent that compensation paid to such an officer exceeds $1 million during the taxable year. None of the compensation paid to our covered executive officers for the year ended December 31, 2009 that would be taken into account in determining a Section 162(m) limitation exceeded the $1 million limit. Our employee stock option plans and option grants to executives have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of options with an exercise price equal to the fair market value of the shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Compensation Committee does not expect to take any action at this time to modify cash compensation payable to the executive officers that would result in the application of Section 162(m).

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this proxy statement and in our Annual Report on Form 10-K/A for the year ended December 31, 2009. Based on this review and discussion, the Compensation Committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K/A for the year ended December 31, 2009.

The Compensation Committee of the Board of Directors:
James D. Kupec (Chairman) Carl E. Berg Chi-Ping Hsu

 SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Compensation ($)	Total ($)
Leonard Perham(2)	2009	200,000	—	534,555	—	734,555
Chief Executive Officer & President	2008	200,000	—	—	—	200,000
	2007	26,667	—	2,710,520	—	2,737,187
James Sullivan(3)	2009	195,000	—	—	—	195,000
Vice President of Finance & Chief	2008	186,250	—	295,925	—	482,175
Financial Officer	2007	—	—	—	—	—
David DeMaria(4)	2009	212,000	—	—	27,181	239,181
Vice President of Business Operations	2008	78,820	20,000	527,643	9,826	636,289
	2007	—	—	—	—	—
Sundari Mitra(5)	2009	115,772	—	487,822	—	603,594
Executive Vice President of Engineering	2008	—	—	—	—	—
	2007	—	—	—	—	—

(1)
Option award amounts reflect the aggregate grant date fair value with respect to stock options granted during the years indicated, as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the aggregate grant date fair value of option awards are set forth in the notes to the audited consolidated financial statements included in our 2009 Annual Report on Form 10-K filed with the SEC on March 26, 2010. These amounts do not reflect actual compensation earned or to be earned by our named executive officers.

(2)
Mr. Perham became our CEO, president and a director in November 2007.

(3)
Mr. Sullivan became our chief financial officer and vice president of finance in January 2008.

(4)
Mr. DeMaria became our vice president of business operations in August 2008. Mr. DeMaria earned a $20,000 incentive bonus (paid to him in February 2009) based on the achievement of certain fiscal year 2008 objectives mutually agreed upon between him and Mr. Perham. In addition, Mr. DeMaria earned the amounts listed for him in the non-equity incentive plan column for performance in 2008 and 2009 pursuant to a sales commission incentive plan.

(5)
Ms. Mitra became our executive vice president of engineering in June 2009. Ms. Mitra's annual salary is $205,000. Although not part of her compensation, we expect to make significant cash payments to Ms. Mitra in 2010 as a former principal stockholder of Prism Circuits, Inc. contingent upon the achievement of performance-based and other milestones pursuant to the terms of our asset purchase agreement with Prism Circuits, Inc.

 GRANTS OF PLAN-BASED AWARDS

        The following table provides information on plan-based awards granted in 2009 to each of the named executive officers.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise of Base Price of Option Awards ($/Share)(1)	Grant Date Fair Value of Stock Option Awards ($)(2)
Leonard Perham	10/22/09	450,000		$2.45	$534,555
Sundari Mitra	6/26/09	675,000	(3)	$1.55	487,822

(1)
Each option was granted at an exercise price equal to the fair market value of our common stock on the grant date which was equal to the closing price of a share of our common stock on the Nasdaq GM on the date of grant.

(2)
Amount shown reflects the aggregate grant date fair value for financial statement reporting purposes, as determined pursuant to FASB ASC Topic 718, which utilizes certain assumptions as outlined in the notes to the audited consolidated financial statements included in our 2009 Annual Report on Form 10-K filed with the SEC on March 26, 2010.

(3)
This option grant was made to Ms. Mitra in connection with her appointment as executive vice president of engineering.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price($)	Option Expiration Date(7)
Leonard Perham	800,000	(1)	450,000	(6)	5.61	11/8/2014
	37,500	(2)	412,500		2.45	10/22/2016
James Sullivan	88,750	(3)	101,250		3.73	1/18/2018
David DeMaria	85,938	(4)	189,062		4.57	8/18/2014
Sundari Mitra	67,373	(5)	590,627		1.55	6/26/2015

(1)
These options were granted pursuant to the terms of an employment offer letter agreement between us and Mr. Perham dated as of November 8, 2007. The shares subject to these options vested over 24 months and were fully vested as of November 8, 2009.

(2)
The stock option was granted on October 22, 2009, and the shares subject to this option vest monthly over 24 months subject to continued employment.

(3)
The stock option was granted on January 18, 2008 pursuant to the terms of an employment offer letter agreement between us and Mr. Sullivan dated as of December 21, 2007. The shares subject to these option vest over 48 months, with 25% vesting at the end of the first year of employment and the remaining shares monthly thereafter.

(4)
The stock option was granted on August 18, 2008 pursuant to the terms of an employment offer letter agreement between us and Mr. DeMaria dated as of July 31, 2008. The shares subject to the option vest over 48 months, with 25% vesting at the end of the first year of employment and the remaining shares monthly thereafter.

(5)
The stock option was granted on June 26, 2009 pursuant to the terms of an employment offer letter agreement between us and Ms. Mitra dated as of June 4, 2009. The shares subject to the option vest monthly over 48 months subject to continued employment.

(6)
Consists of an option for 350,000 shares and an option for 100,000 shares granted pursuant to the terms of an employment offer letter agreement between us and Mr. Perham dated as of November 8, 2007. 350,000 shares vest as to 80% of these shares if the average closing price of our common stock for any 90-day period is at least $10.00 per share, and vests as to the remaining 20% of these shares pro rata for each $0.01 increase in the average price up to $12.00 per share during any 90-day period. 100,000 shares vest as to 50% of the shares if the average closing price of our common stock for any 90-day period is at least $13.00 per share, and as to the remaining 50% of these shares pro rata for each $0.01 increase up to $15.00 per share during any 90-day period. The vesting of such options is subject to Mr. Perham's continued employment or service as a director or consultant.

(7)
The standard option term prior to 2006 was ten years and subsequently generally six years, but all of the options expire automatically unless exercised within 90 days after the cessation of service as an employee, director or consultant of ours.

 OPTION EXERCISES AND STOCK VESTED

        The following table sets forth the number of shares acquired pursuant to the exercise of options by our named executive officers during 2009 and the aggregate dollar amount realized upon exercise of the options.

	Option Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)
Sundari Mitra	17,000	15,810

(1)
The aggregate dollar value realized upon the exercise of an option represents the difference between the value of the underlying shares on the date of exercise as measured by the closing price of a share of common stock on the Nasdaq GM on that date and the exercise price of the option, multiplied by the total number of shares acquired.

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS

        We have entered into agreements with each of Messrs. Perham, Sullivan and DeMaria that provide for benefits in the event of a "Change in Control," which is generally defined as:

  •
  an acquisition of 45% or more of our common stock or voting securities by any "person" as defined under the Securities Exchange Act; or

  •
  consummation of a complete liquidation or dissolution of the Company or a merger, consolidation, reorganization or sale of all or substantially all of our assets (collectively, a "Business Combination") other than a Business Combination in which (A) our stockholders receive 50% or more of the stock of the corporation resulting from the Business Combination and (B) at least a majority of the board of directors of such resulting corporation were our incumbent directors immediately prior to the consummation of the Business Combination, and (C) after which no individual, entity or group (excluding any corporation or other entity resulting from the Business Combination or any employee benefit plan of such corporation or of ours) who did not own 45% or more of the stock of the resulting corporation or other entity immediately before the Business Combination owns 45% or more of the stock of such resulting corporation or other entity.

        Except as set forth below, in the event such benefits are triggered by a Change in Control and the subsequent termination of employment without cause (as defined in the related agreements) within 24 months of the Change in Control, each of these three named executive officers will be entitled to:

  •
  any base salary earned but not yet paid through the date of termination;

  •
  any annual or discretionary bonus earned but not yet paid to him for any calendar year prior to the year in which his termination occurs;

  •
  any compensation under any deferred compensation plan of ours or deferred compensation agreement with us then in effect;

  •
  any other compensation or benefits, including without limitation any benefits under long-term incentive compensation plans, any benefits under equity grants and awards and employee benefits under plans that have vested through the date of termination or to which he may then be entitled in accordance with the applicable terms of each grant, award or plan;

  •
  reimbursement of any business expenses incurred by him through the date of termination but not yet paid; and

  •
  acceleration of vesting of stock options:

  •
  Mr. Perham will be entitled to the immediate and unconditional vesting of the unvested portion of the 450,000 share option grant awarded to him on October 22, 2009 upon the Change in Control; and

  •
  Messrs. Sullivan and DeMaria will be entitled to the immediate and unconditional vesting of one year of the remaining then unvested option shares previously granted to them.

        We entered into an employment agreement with Ms. Mitra in June 2009 under which she may be entitled to receive severance upon the termination of her employment with us under limited circumstances. If we terminate Ms. Mitra's employment with us without cause (as defined in her employment agreement) at any time prior to December 2010, she will be entitled to receive as severance (1) payment of her monthly base salary, (2) medical benefit coverage and (3) acceleration of vesting of her stock option, in each case calculated based on the number of months between the date of her termination and December 2010.

        If a Change in Control occurred on December 31, 2009 under the agreements we entered into with the named executive officers, the following payments would have been required to the named officers:

Name	Base Salary	Unused Vacation	Bonus	Other Compensation & Benefits	Stock Option Vesting(1)	Total
Leonard Perham	—	$7,779	—	—	$670,500	$678,279
James Sullivan	—	8,013	—	—	8,550	16,563
David DeMaria	—	11,110	—	—	—	11,110
Sundari Mitra	—	—	—	—	—	—

(1)
The value is calculated as the intrinsic value per share, multiplied by the number of shares that would become fully vested upon the Change in Control. The intrinsic value per share would be calculated as the excess of the closing price of the common stock on the Nasdaq GM of $3.94 on December 31, 2009 over the exercise price of the option. If the value is less than zero, it is deemed to be zero for the purposes of these calculations.

        If a Change in Control occurred on December 31, 2009, and the employment of each of our named executive officers was terminated without cause, under the agreements entered into by us and the named executive officers, the following numbers of option shares would have vested immediately as a result of acceleration on December 31, 2009:

Name	Number of Accelerated Option Shares
Leonard Perham	412,500
James Sullivan	47,500
David DeMaria	68,750
Sundari Mitra	—

        None of the shares subject to either of Mr. Perham's outstanding options for 350,000 and 100,000 shares (granted in November 2007) would have vested because the price of our common stock (calculated as if the Change in Control had occurred on December 31, 2009) was lower than the specified threshold price at which vesting occurs under each option.

Employment Agreements

        In addition to the agreements containing the Change in Control provisions summarized above, we have entered into a mutual agreement to arbitrate and our standard form of employment, confidential information and invention assignment agreement with each of the named executive officers.

        We also have entered into agreements to indemnify our current and former directors and executive officers, in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for many expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or executive officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provided services at our request.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2009 regarding equity compensation plans approved by our security holders and equity compensation plans that have not been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Awards, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities reflected in Column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,475,516	$4.37	2,375,347
Equity compensation plans not approved by security holders(2)	5,315,300	$2.81	—

(1)
Consists of 1,875,347 shares of common stock available for future issuance under the Amended 2000 Plan and 500,000 shares of common stock available for future issuance under the 2000 Employee Stock Purchase Plan, or the 2000 ESPP). The Amended 2000 Plan provides for an annual increase of 500,000 shares on January 1 of each year or a lesser amount determined by our board of directors. Pursuant to action by the Compensation Committee, our 2000 ESPP is currently inactive.

(2)
This reflects stock options granted in accordance with Marketplace Rule 5635(c)(4) of the NASDAQ listing rules to new employees as inducements material to their entering into employment with us. Such options have terms ranging from six to ten years. Except for the options granted to Mr. Perham in November 2007, and for the options granted to employees hired as a result of our acquisition of Prism Circuits, Inc. in June 2009, all such options vest at the rate of 25% of the shares subject to the option after the first anniversary of the grant date, and as to 1/48th of the total number of shares each month thereafter, subject to continued employment (or service as a director or consultant). The exercise price of all of the outstanding options was equal to the closing price of a share of common stock on the Nasdaq GM on the grant date.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 30, 2010 concerning the ownership of our common stock by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock (currently our only class of voting securities);

  •
  each of our directors;

  •
  each of the named executive officers; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act, and includes all shares over which the beneficial owner exercises voting or investment power. Shares that are issuable upon the exercise of options, warrants and other rights to acquire common stock that are presently exercisable or exercisable within 60 days are reflected in a separate column in the table below. These shares are taken into account in the calculation of the total number of shares beneficially owned by a particular holder and the total number of shares outstanding for the purpose of calculating percentage ownership of the particular holder. We have relied on information supplied by our officers, directors and certain stockholders and on information contained in filings with the SEC. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by these persons, that the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 31,771,553 shares of common stock outstanding as of April 30, 2010.

        Unless otherwise stated, the business address of each of our directors and executive officers listed in the table is 755 N. Mathilda Avenue, Sunnyvale, California 94085.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (Excluding Outstanding Options)(1)	Number of Shares Issuable on Exercise of Outstanding Options(2)	Percent of Class
Ingalls & Snyder LLC	5,008,105	—	15.8
61 Broadway
New York, NY 10006(3)
1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee	2,304,830	—	7.3
10050 Bandley Drive,
Cupertino, CA 94014(4)
Artis Capital Management, L.P.	1,896,871	—	6.0
One Market Plaza, Suite 2700
San Francisco, CA 94105(5)
Directors and Officers:
Leonard Perham	725,000	800,000	4.8
Carl E. Berg	1,558,433	128,333	5.3
10050 Bandley Drive,
Cupertino, CA 95014(6)
Tommy Eng	—	258,333	*
Chi-Ping Hsu	—	178,333	*
James Kupec	—	178,333	*
Chenming Hu	—	158,333	*
James Sullivan	5,000	114,791	*
David DeMaria	15,000	126,041	*
Sundari Mitra	17,000	151,746	*
All current directors and executive officers as a group (9 persons)	2,320,433	2,094,243	13.9

*
Represents holdings of less than one percent.

(1)
Excludes shares subject to outstanding options, warrants or other rights to acquire common stock that are exercisable within 60 days.

(2)
Represents the number of shares subject to outstanding options, warrants or other rights to acquire common stock that are exercisable within 60 days.

(3)
According to a Schedule 13G/A filed with the SEC on January 8, 2010, Ingalls & Snyder LLC, reported that it had shared dispositive power over 5,008,105 shares, but no voting authority with respect to those shares and therefore disclaimed beneficial ownership of such shares pursuant to Rule 13d-3(d)(2) of the Exchange Act.

(4)
Clyde J. Berg is Carl E. Berg's brother, and Kara Berg, Carl Berg's adult daughter, is the sole beneficiary of this trust. Carl E. Berg has no power over voting or investment decisions with respect to any of these shares and disclaims beneficial ownership of them.

(5)
According to a Schedule 13G/A filed with the SEC on February 7, 2010, Artis Capital Management, L.P., reported that it had shared voting and dispositive power over 1,896,871 shares with Artis Capital Management, Inc. and Stuart Peterson.

(6)
Includes 124,998 shares held by Berg & Berg Enterprises, LLC, of which Carl E. Berg is the sole manager. Mr. Berg disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in them. Also includes 169,998 shares owned by Mr. Berg's wife. Mr. Berg disclaims beneficial ownership of these shares.

TRANSACTIONS WITH RELATED PERSONS

        Our Audit Committee Charter requires that the members of our Audit Committee, all of whom are independent directors, review and approve all related party transactions as defined in Item 404 of Regulation S-K promulgated by the SEC.

        In 2009, a company owned by Mr. Perham's brother served as a general contractor and performed and managed construction services at our corporate headquarters. The services were completed and fully paid in 2009 at a cost of approximately $145,000. This transaction was reviewed and approved by our Audit Committee in accordance with its charter.

AUDIT COMMITTEE REPORT

        The Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. The Audit Committee also monitors the performance of our independent registered public accounting firm, and reviews the audit report on the consolidated financial statements following completion of the audit and our accounting practices with respect to internal accounting and financial controls. Management has primary responsibility for our financial statements and the overall reporting process, including our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues they believe should be raised with us. The Audit Committee's responsibilities under the Audit Committee charter adopted by the board of directors effective August 15, 2000 and amended as of February 1, 2006 and February 8, 2008, include the selection or dismissal of our independent registered public accounting firm, review of the scope of the annual audits, and approval of fees to be paid to our independent registered public accounting firm.

        The Audit Committee charter, as amended to date, can be found through the investors section of our website, www.mosys.com.

        During the fiscal year ended December 31, 2009, Messrs. Berg, Eng and Kupec served on the Audit Committee for the entire year and are independent directors as determined in accordance with Rule 5605(a)(2) of the NASDAQ listing rules and Rule 10A-3 of the Securities Exchange Act of 1934.

        The Audit Committee reviewed and discussed our audited financial statements for fiscal year 2009 with management and Burr Pilger Mayer, Inc., or BPM, our independent registered public accounting firm. The Audit Committee has discussed with BPM matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standard, Vol. 1, AU section 380). BPM has provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee regarding independence, and the Audit Committee has discussed BPM's independence with members of that firm. BPM did not provide non-audit services to us during 2009. The Audit Committee has determined that the rendering of audit and audit-related services by BPM is compatible with maintaining the auditors' independence.

        Based on the discussions with management and BPM concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors that our financial statements for the year ended December 31, 2009 be included in its Annual Report on Form 10-K/A filed with the SEC.

The Audit Committee of the Board of Directors:
Carl E. Berg (Chairman) Tommy Eng James D. Kupec

 PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, five directors are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are five nominees, all of whom currently serve on our board of directors. One of our current directors, Dr. Chenming Hu, has declined to stand for re-election at the Annual Meeting, and, consequently, there will be one vacancy on our board of directors after Dr. Hu's current term expires on June 30, 2010. Our board of directors intends to reduce the size of our board to five directors at that time.

NOMINEES

        Set forth below is information regarding the nominees for election to our board of directors:

Name	Position(s) with the Company	Year First Elected Director
Leonard Perham	Chief Executive Officer, President and Director	2007
Carl Berg	Director	1992
Tommy Eng	Director	2004
Chi-Ping Hsu	Director	2004
James Kupec	Director	2004

        Each person nominated has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.

        The Board of Directors Recommends a Vote "FOR" the Election of All of the Above Nominees.

 PROPOSAL NO. 2:
APPROVAL OF 2010 EQUITY INCENTIVE PLAN

        We are requesting that the stockholders vote in favor of approving the MoSys 2010 Equity Incentive Plan, or the 2010 Plan, which was adopted by our board of directors on May 24, 2010. If approved by our stockholders, the 2010 Plan will replace our Amended 2000 Plan, which expires by its terms in October 2010. The maximum number of shares of common stock which may be issued or made subject to awards under the 2010 Plan is 4,000,000 shares, plus an annual increase of 500,000 shares on January 1 during each year in which the 2010 Plan is in effect.

        If the 2010 Plan is approved, our board of directors intends to terminate the Amended 2000 Plan immediately after the Annual Meeting. As a result, no future grants of awards will be made under the Amended 2000 Plan, and the remaining balance of the shares available for grant under that plan will be canceled. However, the Amended 2000 Plan will continue to govern prior awards, and the issuance of the shares subject to such awards, until all awards granted under the Amended 2000 Plan have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such grants.

        There are 1,955,081 shares currently available for grant under the Amended 2000 Plan that are not subject to outstanding awards as of May 24, 2010. All shares available for future grant under the Amended 2000 Plan at the time of its expiration or termination will expire without issuance. The Amended 2000 Plan also provides for an annual increase of 500,000 shares on January 1 of each year. Considering the expiration of unused shares under the Amended 2000 Plan, the approval of the 2010 Plan will have the net effect of increasing the number of share available for issuance under new awards by approximately 2,000,000 shares (excluding the annual increase, which is the same amount under both plans).

        By voting in favor of this proposal, our stockholders will be voting to approve:

  •
  the reservation of 4,000,000 shares of our common stock, plus an annual increase of 500,000 shares on January 1 of each year, for issuance pursuant to the 2010 Plan;

  •
  the grant of an annual award of up to 40,000 shares to each of our non-employee directors during each year of service on our board, and the grant of an award of up to 120,000 shares to each non-employee director upon his or her initial appointment to our board, in accordance with the terms of the 2010 Plan as described in more detail below; and

  •
  all other material terms of the 2010 Plan, including for the purpose of qualifying awards thereunder as performance-based compensation under Section 162(m) of the Code.

        The principal features of the 2010 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2010 Plan itself, which is attached to this Proxy Statement as Appendix A.

        Purpose.    The 2010 Plan is intended to retain and reward highly qualified employees and other service providers, including contract employees, consultants, and directors, and encourage their ownership of our common stock. As a small semiconductor company headquartered in Silicon Valley with a large operation in Hyderabad, India, we must compete with many successful companies in both locations for a limited pool of talented people. We believe that it is essential that we continue our use of equity compensation to help retain our skilled employees and recruit talented new employees to achieve our objectives, which include growing our business, developing new products and increasing stockholder value.

        Administration.    The 2010 Plan is administered by the Compensation Committee. Subject to the provisions of the 2010 Plan, the Compensation Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Compensation Committee has complete authority to interpret the 2010 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2010 Plan.

        Eligibility.    Awards may be granted to any employee of or consultant to us or our affiliates or to non-employee members of the board of directors or of any board of directors (or similar governing authority) of any affiliate of ours. As of April 30, 2010, we had 165 employees and five non-employee directors who would be eligible to participate in the 2010 Plan (although one of our current directors has declined to stand for re-election).

        Term of 2010 Plan.    Unless the 2010 Plan is terminated earlier by the board of directors, awards may be made under the 2010 Plan until the tenth anniversary of its adoption by the board of directors, or May 24, 2020.

        Shares Subject to the 2010 Plan.    The shares issued or to be issued under the 2010 Plan are authorized but unissued shares of our common stock. The maximum number of shares of common stock which may be issued or made subject to awards under the 2010 Plan is 4,000,000, plus an annual increase of 500,000 shares on January 1 during each year in which the 2010 Plan is in effect. The maximum number of shares that may be subject to awards granted to any one person in any one calendar year is 1,000,000 shares.

        Types of Awards.    Awards under the 2010 Plan may include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Units, Qualified Performance-Based Awards and Stock Grants. Each award will be evidenced by an instrument in such form as the Compensation Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any Restricted Stock or Restricted Stock Units. Except as noted below, all relevant terms of any award will be set by the Compensation Committee in its discretion.

  •
  Nonstatutory Stock Options and Incentive Stock Options (together, "Stock Options") are rights to purchase our common stock. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. A Stock Option may be exercised by the recipient giving written notice to us, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to us (or attestation of ownership) of shares of common stock held at least six months, or through and under the terms and conditions of any formal cashless exercise program authorized by us.

    Incentive Stock Options may be granted only to eligible employees of us or any parent or subsidiary corporation of ours and must have an exercise price of not less than 100% of the fair market value of our common stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of ours). In addition, the term of an Incentive Stock Option may not exceed 10 years (five years, if granted to any 10% stockholder). Nonstatutory Stock Options must have an exercise price of not less than 100% of the fair market value of the our common stock on the date of grant and the term of any Nonstatutory Stock Option may not exceed 10 years. In the case of an Incentive Stock Option, the amount of the aggregate fair market value of common stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

  •
  Stock Appreciation Rights, or SARs, are rights to receive (without any payment required) cash, property or other forms of payment, or any combination thereof, as determined by the

    Compensation Committee, based on the increase in the value of the number of shares of common stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than 50% of the fair market value of the common stock on the date of grant of the SAR or, if the SAR is granted in tandem with a Stock Option (that is, so that the recipient has the opportunity to exercise either the Stock Option or the SAR, but not both), the exercise price under the associated Stock Option.

  •
  Awards of Restricted Stock are grants or sales of common stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Awards of Restricted Stock will include the right to any dividends on the shares pending vesting (or forfeiture), although any such dividends would be subject to the same risks of forfeiture as the corresponding shares, unless the Compensation Committee otherwise determines.

  •
  Awards of Restricted Stock Units and Performance Units are grants of rights to receive either shares of common stock (in the case of Restricted Stock Units) or the appreciation over a base value (as specified by the Compensation Committee) of a number of shares of common stock (in the case of Performance Stock Units) subject to satisfaction of service or performance requirements established by the Compensation Committee in connection with the award. Such awards may, in the discretion of the Compensation Committee, include the right to the equivalent to any dividends on the shares covered by the award, but any such dividends would be paid only if and when the award vests.

  •
  Qualified Performance-Based Awards are awards which include performance criteria intended to satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code limits our federal income tax deduction for compensation to certain specified senior executives to $1 million dollars, but excludes from that limit "performance-based compensation." Qualified Performance-Based Awards may be in the form of Stock Options, Restricted Stock, Restricted Stock Units or Performance Units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

• cash flow	• earnings per share (including, without limitation, earnings before interest, taxes, depreciation and/or amortization)
• stock price growth	• return on equity
• stockholder returns	• return on capital (including without limitation return on total capital or return on invested capital)
• return on investment	• return on assets or net assets
• market capitalization	• economic value added
• sales or net sales	• revenue
• income, pre-tax income or net income	• operating income or pre-tax profit
• operating profit or net operating profit	• gross margin, operating margin or profit margin
• return on operating revenue or operating assets	• cash flow from operations
• operating ratio	• operating revenue
• backlog	• general and administrative expenses
• debt leverage (debt to capital)	• customer service
• market share improvement

    Qualified Performance-Based Awards in the form of Stock Options must have an exercise price which is not less than 100% of the fair market value of our common stock on the date of grant. No payment or other amount will be available to a recipient of a Qualified Performance-Based Award except upon the Compensation Committee's determination that particular goal or goals established by the Compensation Committee for the criteria (from among those specified above) selected by the Compensation Committee have been satisfied.

  •
  A Stock Grant is a grant of shares of common stock not subject to restrictions or other forfeiture conditions. Stock Grants may be awarded only in recognition of significant contributions to the success of MoSys or our affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Committee deems appropriate.

        Director Awards.    The 2010 Plan permits the board of directors to establish by resolution the number of shares, up to a maximum of 40,000 each year for each non-employee director, to be covered by annual option grants or other awards to our non-employee directors for each year of service on our board. The shares would vest in full at the end of the 12-month period following a director's election to the board at the annual meeting, corresponding to a full year of service. In the event of a merger, sale of substantially all of our assets or similar transaction, vesting would accelerate as to 100% of the unvested shares subject to the award. The 2010 Plan further provides that each non-employee director shall be granted an award to purchase up to 120,000 shares upon his or her initial appointment or election to our board. The shares covered by these awards vest over a four-year period at the rate of one-fourth of the total number of shares each year, subject to the non-employee director's continuous service on the board. In the event of a merger, sale of substantially all of our assets or similar transaction, vesting would accelerate as to 100% of the unvested shares subject to the award. All awards to directors will have a term of not longer than 6 years. The 2010 Plan also permits a disinterested majority of the board of directors, in its discretion, to authorize additional shares to be awarded or granted under stock options to committee chairs and other non-employee directors for extraordinary service on the board.

        Effect of Termination of Employment or Association.    Unless the Compensation Committee determines otherwise in connection with any particular award under the 2010 Plan, Stock Options and SARs will generally terminate six months following the recipient's termination of employment or other association with us due to death or disability and 90 days following the recipient's termination of employment or other association with us for any other reason. The effect of termination on other awards will depend on the terms of those awards.

        Transferability.    In general, no award under the 2010 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Compensation Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member.

        Adjustments Upon Changes in Capitalization.    In the event of any change in the outstanding shares of common stock through any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of common stock, our board of directors will make an appropriate adjustment to the following: (i) the maximum numbers and kinds of shares subject to the 2010 Plan and the 2010 Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or SARs (without change in the aggregate purchase or hurdle price as to which Stock Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right.

        Fundamental Transaction, Liquidation or Dissolution.    In the event that we (1) merge or consolidate with or into another entity as a result of which our common stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) sell or exchange all of our common stock for cash, securities or other property, (3) sell, transfer or otherwise dispose of all or substantially all of our assets to one or more other persons in a single transaction or series of related transactions or (4) undertake a liquidation or dissolution (each, a "Corporate Transaction"), our Compensation Committee may take any one or more of the following actions with respect to all or any portion of our outstanding awards (other than Qualified Performance-Based Awards):

  •
  provide for their assumption, or the issuance of substantially equivalent awards in substitution therefore, by the acquiring or succeeding entity;

  •
  provide for the termination of any or all outstanding awards (and the forfeit or repurchase, as applicable, of any shares subject to such awards) to the extent unvested (and unexercised, in the case of Stock Options and SARs) immediately prior to the consummation of the Corporate Transaction;

  •
  provide for partial or complete acceleration of vesting of the unvested portions of any outstanding awards, such that Stock Options and SARs become exercisable, and risks of forfeiture applicable to Restricted Stock Units and Restricted Stock lapse, in whole or in part prior to or upon consummation of the Corporate Transaction;

  •
  in the case of Stock Options and SARs, provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares subject to a Stock Option or SAR (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares subject to the Stock Option or SAR, in exchange for the termination of such Stock Option or SAR; and/or

  •
  in the case of Stock Options and SARs, provide that, in connection with a liquidation or dissolution of the Company, Stock Options and SARs shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

        In addition, our Compensation Committee may take any one or more of the following actions with respect to all or any portion of our outstanding Qualified Performance-Based Awards in the event of a Corporate Transaction:

  •
  provide for the termination of any or all Qualified Performance-Based Awards immediately prior to the consummation of the Corporate Transaction without payment; and/or

  •
  provide that all outstanding awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of performance goals or other business objectives and the target payout opportunities attainable under any or all Performance Units will be deemed to have been satisfied as to all, none or a pro rata number of shares covered by the award based on the assumed achievement of all relevant performance goals or other business objectives and the length of time that has elapsed within the performance period before the consummation of the Corporate Transaction, but only to the extent that such treatment would not interfere with the qualification of the award under Section 162(m) of the Code.

        Amendments to the 2010 Plan.    The board of directors may amend or modify the 2010 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that the board of directors may not, without the approval of stockholders, reprice outstanding awards.

        Summary of Tax Consequences.    The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2010 Plan. This summary is not comprehensive and is based upon laws and regulations in effect on April 30, 2010. Such laws and regulations are subject to change. This summary is intended for the information of stockholders considering how to vote and not as tax guidance to participants in the 2010 Plan. Participants in the 2010 Plan should consult their own tax advisors as to the tax consequences of participation.

  •
  Nonstatutory Stock Options.  Generally, there are no federal income tax consequences to the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock acquired upon the exercise of such Option exceeds the exercise price, if any. A sale of common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the common stock on the exercise and sale dates.

  •
  Incentive Stock Options.  Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of common stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to us. If the participant sells the shares of common stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an Incentive Stock Option, however.

  •
  Restricted Stock.  A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the common stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an "83(b) election." If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the Restricted Stock.

  •
  Stock Appreciation Rights.  A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of SARs.

  •
  Restricted Stock Units, Performance Units and Stock Grants.  A participant will generally recognize ordinary income on receipt of any shares of common stock, cash or other property in satisfaction of any of these awards under the 2010 Plan.

  •
  Potential Deferred Compensation.  For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2010 Plan will be considered "deferred compensation" as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of an SAR at less than 100% of the market value of our common stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then such award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

  •
  Section 162(m) Limitations on the Company's Tax Deduction.  In general, whenever a recipient is required to recognize ordinary income in connection with an award, we will be entitled to a corresponding tax deduction. However, we will not be entitled to deductions in connection with awards under the 2010 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million dollar limitation of Section 162(m) of the Code. Compensation which qualifies as "performance-based" is not subject to this limitation, however.

        New Plan Benefits.    The benefits or amounts that will be received under the 2010 Plan by or allocated to each of (1) the Named Executive Officers, (2) each of the nominees for election as a director, (3) all directors who are not executive officers of the company as a group, (4) all present executive officers as a group, and (5) all employees, including all other current officers, as a group are not determinable.

        Vote Required.    The proposal to approve the adoption of the 2010 Plan will require approval by a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

        The Board of Directors Recommends a Vote "FOR" Approval of our 2010 Equity Incentive Plan.

 PROPOSAL NO. 3:
APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN

        Stockholders are being asked to approve the adoption of our 2010 Employee Stock Purchase Plan, or the 2010 ESPP. If approved by the stockholders, the 2010 ESPP will replace the 2000 ESPP, which would otherwise expire by its own terms in 2011 and is currently not compliant with U.S. tax regulations. Our board of directors approved the 2010 ESPP on May 24, 2010. If approved by the stockholders, the 2010 ESPP will become effective on July 1, 2010, although no options will be granted under the 2010 ESPP until the Compensation Committee takes further action, as described below.

        All of our employees who meet the eligibility requirements discussed below will be eligible to participate in the 2010 ESPP. Our board of directors believes that an employee stock purchase plan is a benefit that we should continue to have the ability to offer to our employees. In 2006, our board of directors suspended the 2000 ESPP due to limited participation by our employees at that time. However, our Company and our work force have changed significantly since that time. Our board of directors expects that, as market conditions become more favorable, there will be renewed employee interest and participation in an employee stock purchase plan. Therefore, our board of directors believes we should have an employee stock purchase plan in place going forward to encourage and facilitate employee ownership of our common stock. Furthermore, our board of directors believes it is essential to adopt the 2010 ESPP to assist in the retention and hiring of talented employees and to provide our employees with an incentive to contribute to our future success by providing them with an opportunity to acquire shares of our common stock.

        The principal features of the 2010 ESPP are summarized below, but the summary is qualified in its entirety by reference to the 2010 ESPP itself which is attached to this Proxy Statement as Appendix B.

Purpose of the Purchase Plan

        The 2010 ESPP provides an incentive to, and encourages stock ownership by, all eligible employees of MoSys and our participating subsidiaries so that they may share in our growth by acquiring or increasing their share ownership in MoSys. The 2010 ESPP is designed to encourage eligible employees to remain in our employ. It is intended that the 2010 ESPP constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the 2010 ESPP, eligible executive officers and employees who wish to do so may purchase shares of our common stock through payroll deductions.

Description of the Purchase Plan

        Shares Subject to the Plan.    The shares issued or to be issued under the 2010 ESPP are authorized but unissued shares of the Company's common stock. The 2010 ESPP authorizes the issuance of up to 2,000,000 shares of common stock over its 10 year term.

        Administration.    The 2010 ESPP will be administered by the Compensation Committee, although the board of directors will also have the authority to administer the 2010 ESPP directly. The Compensation Committee has the discretion, subject to the provisions of the 2010 ESPP, to make or to select the manner of making all determinations with respect to options granted under the 2010 ESPP. Further, the Compensation Committee has complete authority to interpret the 2010 ESPP, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the 2010 ESPP.

        Terms of Participation.    The 2010 ESPP will be implemented through a series of purchase periods called "plan periods." There will be two consecutive six-month plan periods during each year that the 2010 ESPP is active (which periods do not have to coincide with the calendar year), provided, however, that the first plan period will not begin until further action is taken by the Compensation Committee. An eligible employee will be granted an option (as described below) at the beginning of the plan period. The employee can accumulate money to pay the exercise price for the option by electing to have payroll deductions taken from each payroll during a plan period of an amount between 1% and 15% of his or her compensation. At the end of each plan period, unless the participating employee has withdrawn from the 2010 ESPP, the option will be exercised by applying the employee's accumulated payroll deductions to the purchase of common stock. The exercise price paid by the employee will be 85% of the fair market value of the common stock at the beginning of the plan period, or at the end of the plan period, whichever is lower.

        Eligibility.    Employees of the Company or a participating subsidiary are eligible to participate in the 2010 ESPP if we employ them for at least 20 hours per week and at least five months per year. Currently, 164 employees are eligible to participate in the 2010 ESPP. However, no employee will be granted an option under the 2010 ESPP if, immediately after the grant, the employee would own stock, including any shares that the employee may purchase upon exercise of outstanding options, equaling 5% or more of the total voting power or value of all classes of our stock. In addition, no employee may be granted an option if the option would permit the employee to purchase stock under all of our employee stock purchase plans in an amount that exceeds $25,000 of the fair market value of such stock (determined based on the date the option was granted) for each calendar year in which the option is outstanding.

        Corporate Transactions.    In the event of a dissolution or liquidation of the Company, the plan period then in progress will terminate. In the event of another significant corporate transaction such as a merger or consolidation of us with and into another person or entity or the sale of transfer of all or substantially all of our assets, each right to purchase stock under the 2010 ESPP will be assumed, or an equivalent right will be substituted by, the successor corporation. In the event that the successor corporation refuses to assume each purchase right or to substitute an equivalent right, any ongoing offering period will be shortened, as necessary, so that the offering period terminates on or prior to the consummation of the transaction. The Compensation Committee will notify each participating employee of the new plan period termination date at least 10 days prior to that date, and participating employees will have the right to withdraw their contributions from the 2010 ESPP by providing notice to us before the consummation of the transaction.

        Amendment and Termination.    The board of directors has the power to amend or terminate the 2010 ESPP and to change or terminate plan periods as long as any action does not adversely affect any outstanding rights to purchase stock; provided, however, that the board of directors may amend or terminate the 2010 ESPP or a plan period even if it would adversely affect outstanding options in order to avoid our incurring adverse accounting charges or if the board of directors determines that termination of the 2010 ESPP and/or plan period is in our best interest and the best interest of our stockholders. The 2010 ESPP will continue in effect until the date that is 10 years from its effective date, July 1, 2010, unless earlier terminated by the board of directors.

        New Plan Benefits.    The dollar value of benefits that will be received by any employee or group of employees in the 2010 ESPP is not determinable due to the voluntary nature of the 2010 ESPP and the variables involved in the calculation of any such benefits (including our stock price).

        Summary of Tax Consequences.    The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2010 ESPP. This summary is not comprehensive and is based upon laws and regulations in effect on April 30, 2010. Such laws and regulations are subject to change. This summary is intended for the information of stockholders considering how to vote and not as tax guidance to participants in the 2010 ESPP. Employees participating in the 2010 ESPP should consult their own tax advisors as to the tax consequences of participation.

        An employee will not have to report taxable income either upon receipt of an option under the 2010 ESPP or upon exercise of the option. An employee may have to report income upon the sale of shares acquired by exercising the option, and the employee will be taxed on such income in the same way as any other compensation for services. The amount of taxable income that an employee must report depends upon the employee's specific circumstances. If an employee sells his or her shares within two years after the date he or she received the option, or within one year after he or she exercised the option, the employee will have to report as compensation income the difference between the value of the shares at the date of exercise and the amount the employee paid for the shares. If an employee sells his or her shares more than two years after the date he or she received the option, and more than one year after he or she exercised the option, the employee will have to report as compensation income the lesser of: (i) the value of the shares at the sale date minus the option exercise price or (ii) the value of the shares at the grant date minus the option exercise price. In addition, an employee may also have a capital gain or loss upon sale of the shares. The amount of gain or loss will be measured by the difference between the amount received from the sale of the shares and the employee's basis in the shares. An employee's basis in the shares is the exercise price paid for the shares plus the amount of compensation income reported in connection with the sale of the shares. For purposes of the foregoing summary, we assumed that no option under the 2010 ESPP will be considered "deferred compensation" as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any option was considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an option includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an option under the 2010 ESPP will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

        Although the foregoing summarizes the essential features of the 2010 ESPP, it is qualified in its entirety by reference to the full text of the 2010 ESPP as attached. We rely on the 2010 ESPP, and our employees' ability to purchase stock of the Company thereunder, as an essential part of the benefits package necessary to attract and retain qualified and experienced employees.

Vote Required

        Approval of the 2010 ESPP requires the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

        The Board of Directors Recommends a Vote "FOR" Approval of our 2010 Employee Stock Purchase Plan.

 PROPOSAL NO. 4:
RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2010

        We are asking stockholders to ratify and approve the appointment of Burr Pilger Mayer, Inc., or BPM, as our independent registered public accounting firm for the year ending December 31, 2010. BPM was our independent registered public accounting firm for each of the two fiscal years ended December 31, 2009 and 2008.

        The Audit Committee meets with our independent registered public accounting firm at least four times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The Audit Committee has delegated its authority to the Chairman of the Audit Committee to pre-approve requests for audit and non-audit services. Among other things, the Audit Committee or the chairman of the Audit Committee examines the effect that performance of non-audit services may have upon the independence of the auditors. The following table shows the fees billed (in thousands of dollars) to us by BPM for the audit and other services provided for fiscal 2009 and 2008.

	2009	2008
Audit Fees(1)	$428	$527
Audit-Related Fees(2)	84	4
Tax Fees(3)	—	—

Total(4)	$512	$531

(1)
Audit fees were attributable to the annual audit of our consolidated financial statements and internal control over financial reporting in compliance with regulatory requirements under the Sarbanes-Oxley Act and reviews of condensed consolidated financial statements included in quarterly reports on Forms 10-Q.

(2)
Audit-related fees consisted primarily of accounting consultations and services related to our acquisition of Prism Circuits, Inc. in 2009.

(3)
Tax fees consisted primarily of income tax compliance and related tax services.

(4)
BPM did not provide any non-audit services other than those reported under "Audit Fees," "Audit Related Fees" and "Tax Fees."

        In the event the stockholders fail to ratify and approve the Audit Committee's appointment of BPM, the Audit Committee will reconsider its selection. Even if the appointment is ratified and approved, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and the stockholders' best interests.

        Representatives of BPM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The Board of Directors recommends a vote FOR the proposal to ratify the Audit Committee's appointment of Burr Pilger Mayer, Inc. to serve as our independent registered public accounting firm for the year ending December 31, 2010.

 STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

        Deadline for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials Pursuant to Rule 14a-8. To be considered for inclusion in our proxy statement relating to the 2011 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than January 28, 2011. Such proposals should be delivered to MoSys, Inc., Attn: Secretary, 755 N. Mathilda Avenue, Sunnyvale, California 94085.

        Requirements for Stockholder Proposals to be Brought Before the Annual Meeting Outside of Rule 14a-8. Our bylaws provide that for any stockholder nominations to the board of directors or any stockholder proposals (other than stockholder proposals made in accordance with Rule 14a-8) to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to our Secretary not less than 90 nor more than 120 calendar days in advance of the anniversary of the previous year's annual meeting of stockholders. To be timely for the 2011 Annual Meeting of Stockholders, a stockholder's notice containing the information specified in our bylaws must therefore be delivered or mailed to and received by our secretary at our principal executive offices between March 2, 2011 and April 1, 2011. However, in the event that the annual meeting is called for a date that is not within thirty calendar days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to our secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the annual meeting. A copy of the full text of our bylaws, including the provisions dealing with stockholder proposals and stockholder nominations, is available to stockholders upon written request to MoSys, Inc., Attn: Secretary, 755 N. Mathilda Avenue, Sunnyvale, California 94085.

        In addition, the proxy solicited by the board of directors for the 2011 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which we have not been provided with notice on or prior to April 1, 2011 and (ii) any proposal made in accordance with the bylaw provisions, if the 2011 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

OTHER MATTERS

        Our board of directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our board of directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

        Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President

Sunnyvale, California
May 24, 2010

 APPENDIX A

MOSYS, INC.

2010 EQUITY INCENTIVE PLAN

1.    Purpose

        This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.    Definitions

        As used in this Plan, the following terms shall have the following meanings:

        2.1. Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

        2.2. Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

        2.3. Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

        2.4. Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

        2.5. Board means the Company's Board of Directors.

        2.6. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.7. Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.8. Company means MoSys, Inc. a corporation organized under the laws of the state of Delaware.

        2.9. Corporate Transaction means any (1) merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions or (4) liquidation or dissolution of the Company; except, in the case of clauses (1) and (2), for a transaction the principal purpose of which is to change the state in which the Company is incorporated.

        2.10.  Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

        2.11.  Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.12.  Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        2.13.  Nonstatutory Option means any Option that is not an Incentive Option.

        2.14.  Option means an option to purchase shares of Stock.

        2.15.  Optionee means a Participant to whom an Option shall have been granted under the Plan.

        2.16.  Participant means any holder of an outstanding Award under the Plan.

        2.17.  Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

        2.18.  Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

        2.19.  Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

        2.20.  Plan means this 2010 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

        2.21.  Qualified Performance-Based Award means an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.22.  Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

        2.23.  Restricted Stock Unit means a right to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

        2.24.  Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

        2.25.  Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

        2.26.  Stock means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

        2.27.  Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

        2.28.  Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

        2.29.  Stockholders' Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

        2.30.  Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.    Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.    Stock Subject to the Plan

        At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 4,000,000 shares of Stock, plus an annual increase of 500,000 shares of Stock on the first day of the Company's fiscal year; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock and, without limiting the generality of the foregoing:

          (a)   if any Option or Stock-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value as a means of effecting a forfeiture, the shares of Stock not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan;

          (b)   if any Option is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan; and

          (c)   any shares of Stock either tendered or withheld in satisfaction of tax withholding obligations of the Company or an Affiliate shall again be available for issuance under the Plan.

Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.    Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to: (a) interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it; (b) approve one or more forms of Award Agreement; (c) determine the initial terms and provisions of the respective Award Agreements (which need not be identical), including, without limitation, as applicable, (i) the exercise price of the Award, (ii) the method of payment for shares of Stock purchased upon the exercise of the Award, (iii) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (iv) the time of the expiration of the Award, (v) the effect of the Participant's termination of employment or other association with the Company on any of the foregoing, and (vi) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan; (d) amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof; (e) accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant's termination of employment or other association with the Company; (f) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.    Authorization of Grants

        6.1.    Eligibility.    The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 1,000,000 shares of Stock (subject to adjustment pursuant to Section 8 of the Plan, except that any such adjustment shall not apply for the purpose of Awards to covered employees within the meaning of Section 162(m) of the Code intended to be or otherwise qualifying as Qualified Performance-Based Awards).

        6.2.    General Terms of Awards.    Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

        6.3.    Effect of Termination of Employment, Disability or Death.

          (a)    Termination of Employment, Etc.    Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason other than by total disability or death, including because of the Participant's employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other personal leave approved by an authorized representative of the Company shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

          (b)    Disability of Participant.    If a Participant's employment or other association with the Company and its Affiliates ends due to disability (as defined in Section 22(e)(3) of the Code), any outstanding Option or Stock Appreciation Right may be exercised at any time within six months following the date of termination of service, but only to the extent of the accrued right to exercise at the time of termination of service, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms.

          (c)    Death of Participant.    In the event of the death during the Option period, or period during Stock Appreciation Right may be exercised, of a Participant who is at the time of his or her death an employee, director or consultant and who was in Continuous Employment as such from the Grant Date until the date of death, the Option or Stock Appreciation Right of the Participant may be exercised at any time within six months following the date of death by such Participant's estate or by a person who acquired the right to exercise the Option or Stock Appreciation Right by bequest, inheritance or otherwise as a result of the Participant's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms.

        6.4.    Non-Transferability of Awards.    Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than 50% of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests. The events of termination of service of Section 6.3 hereof or in the Award Agreement shall continue to be applied with respect to the original Participant, following which the Awards shall be exercisable by the transferee only to the extent, and for the periods specified in the Award Agreement or Section 6.3, as applicable.

7.    Specific Terms of Awards

        7.1.    Options.

          (a)    Date of Grant.    The granting of an Option shall take place at the time specified in the Award Agreement or in the resolution of the Committee or the Board authorizing the grant of the Option. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b)    Exercise Price.    The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (c)    Option Period.    No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (d)    Reload Options.    In the event the exercise price or tax withholding of an Option is satisfied by the withholding by the Company or the Optionee's employer of shares of Stock otherwise deliverable to the Optionee, the Committee may issue the Optionee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Committee in accordance with the Plan.

          (e)    Exercisability.    An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-fourth of the shares of Stock subject to the Option at the first anniversary of the vesting commencement date and as to one thirty-sixty (1/36) of the remaining shares of Stock subject to the Option at the end of each of the following thirty-six (36) months until all of shares have vested, subject to the Participant's continued employment or association with the Company.

          (f)    Method of Exercise.    An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

            (i)    by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

            (ii)   by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

            (iii)  unless prohibited by applicable law, by delivery to the Company of the Optionee's executed promissory note in the principal amount equal to the exercise price of the shares of Stock to be purchased and otherwise in such form as the Committee shall have approved.

  If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable. In its reasonable discretion, the Committee may suspend or halt Option exercises for such length of time as the Committee deems reasonably necessary under circumstances in which such suspension or halt is considered to be in the best interests of the Company.

          (g)    Limit on Incentive Option Characterization.    An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit." The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

            (i)    Awards of Incentive Options may only be granted through the tenth anniversary of the earlier of the adoption of the Plan by the Board and approval of the Plan by the Company's stockholders, and any Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

          (h)    Notification of Disposition.    Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.2.    Stock Appreciation Rights.

          (a)    Tandem or Stand-Alone.    Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

          (b)    Exercise Price.    Stock Appreciation Rights shall have an exercise price of not less than 50% of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

          (c)    Other Terms.    Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Corporate Transaction may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Corporate Transaction or paid during the 30 day period immediately preceding the occurrence of the Corporate Transaction in any transaction reported in the stock market in which the Stock is normally traded.

        7.3.    Restricted Stock.

          (a)    Purchase Price.    Shares of Restricted Stock may be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b)    Issuance of Certificates.    Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

    The shares evidenced by this certificate are subject to the terms and conditions of the MoSys, Inc. 2010 Equity Incentive Plan and an Award Agreement entered into by the registered owner and MoSys, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

          (c)    Escrow of Shares.    The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may, but need not be, the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d)    Restrictions and Restriction Period.    During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.    Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

          (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

        7.4.    Restricted Stock Units.

          (a)    Character.    Each Restricted Stock Unit shall entitle the recipient to one or more shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        7.5.    Performance Units.

          (a)    Character.    Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

          (b)    Earning of Performance Units.    The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

          (c)    Form and Timing of Payment.    Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

        7.6.    Stock Grants.    Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

        7.7.    Qualified Performance-Based Awards.

          (a)    Purpose.    The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code applicable to "performance-based compensation."

          (b)    Authority.    All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as "outside directors" within the meaning of Section 162(m) of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.7 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (c)    Discretion of Committee with Respect to Qualified Performance-Based Awards.    Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 (except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant), and may become exercisable based on continued service only, on satisfaction of Performance Goals, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.7. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

          (d)    Payment of Qualified Performance-Based Awards.    A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a Corporate Transaction that constitutes a change of control within the meaning of Section 162(m) of the Code, if the applicable Award Agreement so provides, even if payment under the Award following the occurrence of such an event would not constitute "performance-based compensation" under Section 162(m) of the Code. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

          (e)    Limitation on Adjustments for Certain Events.    No adjustment of any Qualified Performance-Based Award pursuant to Section 8.1, 8.2 or 8.3 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

          (f)    Definitions.    For purposes of the Plan:

            (i)    Performance Criteria mean the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and/or amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash flow from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service.

            (ii)   Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial condition for a completed quarterly or annual fiscal period.

        7.8.    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

        7.9.    Director Awards.    The provisions set forth in this Section 7.9 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

          (a)   No person shall have any discretion to select which Non-Employee Directors shall be granted Awards or to determine the number of shares to be covered by Awards granted to Non-Employee Directors, provided that (A) the Board may establish by resolution the number of shares subject to Awards that may be granted to each Non-Employee Director at the first meeting of the Board following each Annual Meeting of Stockholders for each year in which he or she serves on the Board, if such Awards do not represent the right to acquire more than 40,000 shares per year (or the equivalent number of shares potentially represented by the Award) (any Awards so established are referred to herein as "Annual Director Awards"); and (B) a disinterested majority of the Board may authorize additional shares or other Awards to any director serving as a Committee Chair or providing other extraordinary service to the Board. The exercise price of any Annual Director Award that is an Option shall be 100% of the Fair Market Value per share on the date of grant of the Annual Director Award (or on the next trading day immediately following the date of grant, if the date of grant is not a trading day). Each Annual Director Award shall have a term of six years and the shares subject to the Annual Director Award shall vest as to 100% of such shares on the first anniversary of the date of grant, subject to the Non-Employee Director's continuous service on the Board; provided that, in the event of a Corporate Transaction, each Annual Director Award shall Accelerate as to 100% of the shares subject to the Annual Director Award.

          (b)   Each Non-Employee Director shall receive a grant of an Award of up to 120,000 shares upon his or her initial appointment or election to the Board. The exercise price of any such Award that is an Option shall be 100% of Fair Market Value per share on the date he or she becomes a director (or on the next trading day immediately following the date of grant, if the date of grant is not a trading day). Each such Award shall have a term of six years and the shares subject to the Award shall vest on each anniversary of the date of grant at the rate of one-fourth of the total number of shares subject to the Award over the first four years of the Non-Employee Director's uninterrupted service on the Board, subject to his or her continuous service on the Board; provided that, in the event of a Corporate Transaction, each such Award shall Accelerate as to 100% of the shares subject to the Award.

          (c)   In the event that any Annual Director Award granted under this Section 7.9 would cause the number of shares subject to outstanding Awards plus the number of shares previously purchased under Awards to exceed the total number of authorized shares then available under the Plan, then the remaining shares available for Award grant shall be granted under Annual Director Awards to the Non-Employee Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of shares which may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

8.    Adjustment Provisions

        8.1.    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of May 24, 2010. If subsequent to that date the outstanding shares of

Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

        8.2.    Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        8.3.    Related Matters.    Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. Subject to applicable laws, the Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment under Section 8.1 or 8.2 of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Section 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

        8.4.    Corporate Transactions.

          (a)    Treatment of Awards in a Corporate Transaction.    In a Corporate Transaction, the Committee, in its sole and absolute discretion, may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards.

            (1)    Assumption and Substitution.    Provide that such Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof), and that any repurchase or other rights of the Company under each such Award shall inure to the benefit of such acquiring or succeeding entity (or affiliate thereof).

            (2)    Termination, Forfeit and Reacquisition.    Upon written notice to the holders, provide that:

              (A)   any unexercised Options and Share Appreciation Rights (collectively, "Rights") shall terminate immediately prior to the consummation of the Corporate Transaction unless exercised within a specified period following the date of such notice and that any Rights not then exercisable will expire automatically upon consummation of the Corporate Transaction;

              (B)  any Restricted Stock Units shall terminate and be forfeited immediately prior to the consummation of the Corporate Transaction to the extent they are then subject to a Risk of Forfeiture; and/or

              (C)  any shares of Restricted Stock shall automatically be reacquired by the Corporation upon consummation of the Corporate Transaction at a price per share equal to the lesser of the Market Value of the Restricted Stock and the purchase price paid by the Participant.

            (3)    Acceleration of Vesting.    Provide that:

              (A)   any and all Rights not already exercisable in full shall Accelerate with respect to all or a portion of the shares for which such Rights are not then exercisable prior to or upon the consummation of the Corporate Transaction; and/or

              (B)  any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse upon consummation of the Corporate Transaction with respect to all or a portion of the Restricted Stock and Restricted Stock Units then subject to such Risk of Forfeiture.

            (4)    Achievement of Performance Goals.    Provide that all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Corporate Transaction as to (i) none of, (ii) all of or (iii) a pro rata number of shares based on the assumed achievement of all relevant Performance Goals or other business objectives and the length of time within the Restriction Period or Performance Period which has elapsed prior to the Corporate Transaction. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Corporate Transaction.

            (5)    Cash Payments to Holders of Rights.    Provide for cash payments, net of applicable tax withholdings, to be made to holders of Rights equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to a Right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Right, in exchange for the termination of such Right; provided, that if the acquisition price does not exceed the exercise price of any such Right, the Committee may cancel that Right without the payment of any consideration therefore prior to or upon the Corporate Transaction. For this purpose, "acquisition price" means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Corporate Transaction.

            (6)    Conversion of Rights Upon Liquidation or Dissolution.    Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

            (7)   Any combination of the foregoing.

  None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Corporate Transaction (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges on which the Stock is listed. Nor shall any of the foregoing apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the grant of the Award under Section 162(m) of the Code.

          (b)    Assumption and Substitution of Rights.    For purposes of Section 8.4(a)(1) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefor, if following consummation of the Corporate Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Corporate Transaction, the consideration (whether cash, securities or other property) received as a result of the Corporate Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Corporate Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of Right to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Corporate Transaction.

          (c)    Related Matters.    In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Corporate Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole and absolute discretion.

9.    Settlement of Awards

        9.1.    In General.    Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

        9.2.    Violation of Law.    Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

          (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer,

  assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable state securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

        9.3.    Corporate Restrictions on Rights in Stock.    Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders' Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders' Agreement, the provisions of the Stockholders' Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

        9.4.    Investment Representations.    The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

        9.5.    Registration.    If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person in connection with any underwritten public offering of securities undertaken by the Company from time to time that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the period not to exceed 180 days commencing on the effective date of the registration statement relating to such offering. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

        9.6.    Placement of Legends; Stop Orders; etc.    Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        9.7.    Tax Withholding.    Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. Participants may only elect to have shares of Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.  Reservation of Stock

        The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.  Limitation of Rights in Stock; No Special Service Rights

        A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

12.  Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.  Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.  No Guarantee of Tax Consequences

        Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including, but not limited to, that an Option granted as an Incentive Option has or will qualify as an "incentive stock option" within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, will or will not apply.

15.  Termination and Amendment of the Plan

        15.1.    Termination or Amendment of the Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

        15.2.    Termination or Amendment of Outstanding Awards; Assumptions.    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. The Committee also may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

        15.3.    Limitations on Amendments, Etc.

        Without the approval of the Company's stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange. Furthermore, except in connection with a Corporate Transaction, the terms of outstanding Options or Stock Appreciation Rights may not be amended to reduce their exercise price, nor may outstanding Options or Stock Appreciation

Rights be cancelled in exchange for cash, Options or Stock Appreciation Rights with exercise prices that are less than the exercise prices of the original Options or Stock Appreciation Rights, or other Awards, without stockholder approval.

        No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Corporate Transaction that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Corporate Transaction that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.  Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.  Governing Law

        The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of California, without regard to the conflict of laws principles thereof.

 APPENDIX B

MOSYS, INC.

2010 EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose and History

        The purpose of this Plan is to give Employees wishing to do so a convenient means of purchasing Common Stock of the Company through payroll deductions. The Company believes that ownership of Common Stock by Employees will foster greater Employee interest in the Company's growth and development.

        This Plan was adopted by the Board on May 24, 2010. It is the Company's intention that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed in a manner consistent with the requirements of that Code section.

2.    Definitions

        As used in this Plan, the following terms shall have the following meanings:

        2.1. Board means the Company's Board of Directors.

        2.2. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.3. Committee means the Compensation Committee of the Board or such other committee delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.4. Common Stock or Stock means the common stock, par value $.01 per share, of the Company.

        2.5. Company means MoSys, Inc., a corporation organized under the laws of the State of Delaware.

        2.6. Compensation means an Employee's total compensation, including base pay or regular earnings plus commissions, bonuses, and overtime.

        2.7. Continuous Status as an Employee means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan administrator, provided that such leave is for a period of not more than three months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company and a Covered Entity.

        2.8. Contributions means all amounts credited to the account of a Participating Employee pursuant to the Plan.

        2.9. Corporate Transaction means any (1) merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions or (4) liquidation or dissolution of the Company; except, in the case of clauses (1)

and (2), for a transaction the principal purpose of which is to change the state in which the Company is incorporated.

        2.10.  Covered Entity means any Subsidiary that may adopt the Plan from time to time in accordance with the procedures set forth in Section 14 hereof with the Company's consent.

        2.11.  Effective Date means July 1, 2010.

        2.12.  Employee means an employee of the Company or a Covered Entity who is customarily employed for at least 20 hours per week and more than five months in a calendar year.

        2.13.  Exchange Act means the Securities Exchange Act of 1934, as amended.

        2.14.  Fair Market Value has the meaning set forth in Section 6.4(c), below.

        2.15.  New Plan Period Termination Date has the meaning set forth in Section 12.4, below.

        2.16.  Participating Employee means an Employee who elects to participate in the Plan pursuant to Section 6.2, below.

        2.17.  Payroll Deduction means a payroll deduction specified by a Participating Employee to be made from each paycheck during the Plan Period for the purchase of Shares under this Plan.

        2.18.  Plan means this MoSys, Inc. 2010 Employee Stock Purchase Plan.

        2.19.  Plan Period Commencement Date means the first day of each Plan Period.

        2.20.  Plan Period Termination Date means the last day of each Plan Period.

        2.21.  Plan Period means each successive period described in Section 6.1, at the end of which each Participating Employee shall purchase Shares.

        2.22.  Purchase Price means with respect to a Plan Period an amount equal to eighty five percent (85%) of the Fair Market Value (as defined in Section 6.4(c) below) of a Share on the Plan Period Commencement Date or on the Plan Period Termination Date, whichever is lower.

        2.23.  Share means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

        2.24.  Subsidiary means a corporation, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    Shares Reserved For The Plan

        Subject to adjustment as provided in Section 12 hereof, the number of Shares reserved for issuance hereunder shall be two million (2,000,000). For purposes of applying the foregoing limitation, if any option expires, terminates or is cancelled for any reason without having been exercised in full, the Shares not purchased or received by the Employee shall again be available for options to be granted under the Plan. Shares issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.    Administration

        The Plan shall be administered by the Committee, provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided, further, that the Committee may delegate its duties in order to facilitate the purchase and transfer of Shares and to provide for the day-to-day administration of the Plan with all powers necessary to enable the delegate to carry out its duties in that respect. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each option to be granted by the Company under the Plan. In making such determinations, the Committee may take into account such factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an option granted pursuant to hereto.

5.    Eligibility for Awards

        Subject to the requirements of Section 6.2 and the limitations imposed by Section 423(b) of the Code, any Employee shall be eligible to participate in a Plan Period under the Plan as of the applicable Plan Period Commencement Date. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock which would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined on the basis of the Fair Market Value of such stock on the date or dates such option was granted) for each calendar year in which such option is outstanding at any time.

6.    Terms of Participation

        6.1.    Plan Periods.    Each calendar year shall be divided into two six-month Plan Periods. The first Plan Period shall begin on a date to be determined by the Committee and announced to eligible Employees at least five business days prior to the date such Plan Period is to commence. For the avoidance of doubt, while the Plan will become effective on the Effective Date, no Plan Period shall commence hereunder until further action is taken by the Committee. Each such period is referred to herein as a "Plan Period."

        6.2.    Election to Participate and Plan Deductions.

          (a)   Shares shall be offered for purchase under the Plan through a series of successive, non-overlapping Plan Periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated. At any time and from time to time, the Committee may change the duration and/or the frequency of Plan Periods or suspend operation of the Plan with respect to Plan Periods not yet commenced.

          (b)   An eligible Employee may become a Participating Employee in the Plan by completing an enrollment agreement provided by the company and filing it with the Company prior to the Company's enrollment deadline for the Plan Period in which such Employee desires to participate, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Plan Period. The enrollment agreement shall set forth the percentage of the Employee's Compensation (subject to Section 6.2(c) below) to be paid as Contributions pursuant to the Plan. Payroll deductions shall commence on the first payroll following the Plan Period Commencement Date and shall end on the last payroll paid on or prior to the Plan Period Termination Date, unless sooner terminated by the Participating Employee as provided in Section 6.7.

          (c)   A Participating Employee may elect to have payroll deductions taken from each payroll during any Plan Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (or such other percentage as the Committee may establish from time to time before any Plan Period Commencement Date) of such Participating Employee's Compensation on each payroll date during the Plan Period. All payroll deductions made by a Participating Employee shall be credited to his or her account under the Plan. No interest shall accrue on Contributions to the Plan. A Participating Employee may not make any additional payments into such account.

          (d)   Unless the Committee announces otherwise before the start of a particular Plan Period, an eligible Employee's enrollment agreement in effect at the end of one Plan Period will remain in effect for each subsequent Plan Period.

          (e)   A Participating Employee may discontinue his or her participation in the Plan as provided in Section 6.7. An employee may choose to increase or decrease his or her deductions at any time during the specified enrollment period communicated to employees prior to the start of the Plan Period.

          (f)    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5 herein, a Participating Employee's Payroll Deductions may be decreased during any Plan Period to zero percent (0%). Payroll Deductions reduced to zero percent (0%) in compliance with this Section 6.2(f) shall re-commence automatically at the rate provided in such Participating Employee's enrollment agreement at the beginning of the next Plan Period, unless terminated by the Participating Employee as provided in Section 6.7.

          (g)   Any amounts left over in a Participating Employee's account upon expiration or termination of the Plan (or upon a withdrawal by a Participating Employee or upon a Participating Employee purchasing the maximum dollar amount or number of shares hereunder) shall be returned to the Participating Employee.

        6.3.    Shares.

          (a)   If the Committee determines that, on a given Plan Period Termination Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Plan Period Commencement Date, or (ii) the number of shares available for sale under the Plan on such Plan Period Termination Date, then the Company shall make a pro rata allocation of the Shares available for purchase on such Plan Period Termination Date in as uniform a matter as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participating Employees exercising options to purchase Common Stock on such Plan Period Termination Date. The Company shall make pro rata allocation of the Shares available on the Plan Period Commencement Date pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Plan Period Commencement Date.

          (b)   The Participating Employee shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

          (c)   Shares to be delivered to a Participating Employee under the Plan will be registered in the name of the Participating Employee.

        6.4.    Grant of Options.

          (a)   A Participating Employee shall be granted a separate purchase right for each Plan Period in which he or she participates. The purchase right shall be granted on the Plan Period Commencement Date for the Plan Period and shall provide the Participating Employee with the right to purchase Shares upon the terms set forth below.

          (b)   The number of Shares purchasable by a Participating Employee on each Plan Period Termination Date during the Plan Period, pursuant to Section 6.5 below, shall be determined by dividing such Employee's Contributions accumulated during such Plan Period prior to such Plan Period Termination Date and retained in the Participating Employee's account as of the Plan Period Termination Date by the applicable Purchase Price. However, the maximum number of Shares a Participating Employee may purchase during each Plan Period shall not exceed ten thousand (10,000) Shares, or such other number as may be determined by the Committee and announced to Employees at least five days prior to the scheduled beginning of the next Plan Period to be affected by the Committee's determination, provided that such purchase shall be subject to the limitations set forth in Sections 6.2(c).

          (c)   The fair market value of the Shares on a given date (the "Fair Market Value") means the value of a share of common stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of the common stock as of any date, is the closing price for the common stock as reported by the NASDAQ Global Market (or on any other national securities exchange on which the common stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

        6.5.    Exercise.    Unless a Participating Employee withdraws from the Plan as provided in Section 6.7, each purchase right shall be exercised automatically on each Plan Period Termination Date, and Shares shall accordingly be purchased on behalf of each Participating Employee on each such Plan Period Termination Date. The purchase shall be effected by applying the Participating Employee's Payroll Deductions for the Plan Period ending on such Plan Period Termination Date to the purchase of Shares (subject to the limitation on the maximum number of Shares purchasable per Participating Employee on any one Plan Period Termination Date) at the Purchase Price in effect for the Participating Employee for that Plan Period Termination Date. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participating Employee on the Plan Period Termination Date. During his or her lifetime, a Participating Employee's option to purchase Shares hereunder is exercisable only by him or her.

        6.6.    Delivery.    As promptly as practicable after each Plan Period Termination Date, the Company shall arrange the delivery to each Participating Employee, as appropriate, of the Shares purchased upon exercise of his or her option.

        6.7.    Voluntary Withdrawal; Termination of Employment.

          (a)   A Participating Employee may withdraw all but not less than all of the Contributions credited to his or her account under the Plan up to two weeks prior to the Plan Period Termination Date by giving written notice to the Company in accordance with the Company's policy regarding withdrawal from the Plan. All of the Participating Employee's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current Plan Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made (or will be permitted to be made) during the Plan Period.

          (b)   Upon termination of the Participating Employee's Continuous Status as an Employee prior to a Plan Period Termination Date for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 8, and his or her option will be automatically terminated.

          (c)   In the event a Participating Employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Plan Period in which the Employee is a Participating Employee, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account and remaining there will be returned to him or her and his or her option terminated.

          (d)   A Participating Employee's withdrawal during a Plan Period will not have any effect upon his or her eligibility to participate in a succeeding Plan Period or in any similar plan which may hereafter be adopted by the Company.

7.    No Special Service Rights

        Nothing contained in this Plan shall confer upon any Employee any right with respect to the continuation of his or her employment with the Company or any Covered Entity or any other entity, corporation, partnership, limited liability company or business trust controlling, controlled by or under common control with the Company, or interfere in any way with the right of any such entity, subject to the terms of any separate employment agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment relationship or to increase or decrease, or otherwise adjust, the other terms and conditions of the Employee's employment.

8.    Designation of Beneficiary

        8.1. A Participating Employee may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participating Employee's account under the Plan in the event of such Participating Employee's death subsequent to the end of a Plan Period but prior to delivery to him or her of such Shares and cash. Any such beneficiary shall also be entitled to receive any cash from the Participating Employee's account under the Plan in the event of such Participating Employee's death during a Plan Period.

        8.2. Such designation of beneficiary may be changed by the Participating Employee at any time by written notice. In the event of the death of a Participating Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participating Employee's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participating Employee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participating Employee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

9.    Transferability of Options and Shares

        Neither Contributions credited to a Participating Employee's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 8) by the Participating Employee. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 6.7. In addition, if the Committee has so announced to Participating Employees at least five days prior to the scheduled beginning of the next Plan Period, any Shares acquired on the Plan Period Termination Date of such Plan Period may be subject to restrictions specified by the Committee on the transfer of such Shares. Any Participating Employee selling or transferring any or all of his or her Shares purchased pursuant to the Plan must provide written notice of such sale or transfer to the Company within five business days after the date of sale or transfer. Such notice to the Company shall include the gross sales price, if any, the Plan Period during which the Shares being sold were purchased by the Participating Employee, the number of Shares being sold or transferred and the date of sale or transfer.

10.  Use of Funds

        All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions from its other assets.

11.  Reports

        Individual accounts will be maintained for each Participating Employee in the Plan. Statements of account will be given to Participating Employees at least annually, which statements will set forth, with respect to the immediately prior calendar year, the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

12.  Adjustments Upon Changes in Capitalization; Corporate Transactions

        12.1.    Adjustment in General.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the date of the Board's adoption of this Plan. If subsequent to that date the outstanding Shares (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 3, (ii) the numbers and kinds of shares or other securities subject to the then outstanding options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options.

        12.2.    Adjustment Upon the Occurrence of Certain Unusual or Nonrecurring Events.    In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Common Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding options and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, options in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        12.3.    Related Matters.    Any adjustment in Awards made pursuant to Section 12.1 or 12.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms which the Committee may deem necessary or appropriate so as to ensure the rights of the Participating Employees in their respective options are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 12.

        12.4.    Corporate Transactions.    In the event of a Corporate Transaction that is a dissolution or liquidation of the Company, the Plan Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. In the event of a Corporate

Transaction, each option outstanding under the Plan may be assumed or an equivalent option may be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Plan Period then in progress shall be shortened and a new Plan Period Termination Date shall be set (the "New Plan Period Termination Date"), as of which date the Plan Period then in progress will terminate. The New Plan Period Termination Date shall be on or before the date of consummation of the transaction and the Committee shall notify each Participating Employee in writing, at least ten (10) days prior to the New Plan Period Termination Date, that the Plan Period Termination Date for his or her option has been changed to the New Plan Period Termination Date and that his or her option will be exercised automatically on the New Plan Period Termination Date, unless prior to such date he or she has withdrawn from the Plan Period as provided in Section 6.7. For purposes of this Section 12.4, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 12); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of common stock in the transaction.

13.  Settlement of Awards

        13.1.    Violation of Law.    Notwithstanding any other provision of the Plan to the contrary, if, at any time, in the reasonable opinion of the Company, the issuance of Shares pursuant to the Plan may constitute a violation of law, then the Company may delay such issuance of such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a)   the Shares are, at the time of the issue of such Shares, effectively registered under the Securities Act of 1933; or

          (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such Shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

        13.2.    Corporate Restrictions on Rights in Stock.    Any Shares to be issued pursuant to the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

        13.3.    Investment Representations.    The Company shall be under no obligation to issue any Shares unless the Shares to be issued pursuant to the Plan have been effectively registered under the Securities Act of 1933, as amended.

        13.4.    Placement of Legends; Stop Orders; etc.    Each Share to be issued pursuant to the Plan may bear a reference to any applicable restriction under the Plan. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.  Adopting Subsidiaries

        Any Subsidiary of the Company may request that its Employees be allowed to participate in the Plan in accordance with procedures to be adopted by the Board. The Board of Directors of the Company may, in its sole discretion, approve or reject any such request. Any such Subsidiary whose request is approved by the Board of Directors shall be referred to herein as a "Covered Entity." In addition, the Board of Directors of the Company may determine, in its sole discretion, that a Subsidiary that is a Covered Entity will cease to be a Covered Entity with respect to Plan Periods not yet commenced.

15.  Amendment and Termination

        (a)   The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Except as provided in Section 12, no termination of the Plan may affect options previously granted, provided that the Plan or a Plan Period may be terminated by the Board on a Plan Period Termination Date or by the Board's setting a new Plan Period Termination Date with respect to a Plan Period then in progress if the Board determines that termination of the Plan and/or any Plan Period is in the best interests of the Company and its stockholders or if continuation of the Plan and/or a Plan Period would cause the Company to incur adverse accounting charges as a result of the Plan. Except as provided in Section 12 or this Section 15, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any Participating Employee.

        (b)   In addition to the foregoing, without stockholder consent and without regard to whether any Participating Employee rights may be considered to have been adversely affected, the Committee shall be entitled to change the Plan Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars (if applicable), permit payroll withholding in excess of the amount designated by a Participating Employee to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participating Employee properly correspond with amounts withheld from the Participating Employee's Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

16.  Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to a Participating Employee, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report. In addition, the Company may, in its sole discretion, deliver any documents related to the Plan by electronic means or request that Participating Employee communicate with the Company with respect to the Plan by electronic means. By participating in the Plan, each Participating Employee will have consented to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout the Participating Employee's term of employment or service with the Company and thereafter until withdrawn in writing by Participant.

17.  Governing Law

        The Plan and all options and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

18.  Term of Plan

        The Plan shall become effective July 1, 2010 and shall continue in effect until the tenth (10th) anniversary thereof, unless earlier terminated pursuant to Section 15.

MoSys, Inc. 755 N. Mathilda Avenue Sunnyvale, CA 94085 proxy This Proxy is Solicited on Behalf of the Board of Directors of MoSys, Inc. The undersigned, revoking any proxy previously given, hereby appoints Mr. Leonard Perham proxy, with the full power of substitution, to vote the shares of the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in his discretion with respect to other matters that properly come before the 2010 Annual Meeting of Stockholders of MoSys, Inc. on June 30, 2010, and any adjournment of the Annual Meeting. You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendation. This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal. The Proxy cannot vote your shares unless you sign this card on the REVERSE SIDE before returning it. PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE; OR UTILIZE THE TELEPHONE OR INTERNET VOTING PROCEDURE AS DESCRIBED ON THE REVERSE SIDE OF THIS FORM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. MoSys, Inc. 2010 ANNUAL MEETING OF STOCKHOLDERS Wednesday, June 30, 2010 9:30 A.M. P.D.T. Corporate Headquarters 755 N. Mathilda Avenue Sunnyvale, CA 94085 See reverse for voting instructions.

Date Please detach here Signature(s) in Box Please sign exactly in the name or names in which you hold your shares of common stock. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give your full title. If signing for a corporate or other entity, please sign in full corporate or other entity name by a duly authorized officer or other agent. IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD Address Change? Mark Box Indicate changes below: COMPANY # Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET – www.eproxy.com/mosy Use the Internet to vote your proxy until 12:00 p.m. (CT) on June 29, 2010. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on June 29, 2010. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card. The Board of Directors Recommends a Vote "FOR" Items 1, 2, 3 and 4 1. Election of directors: 01 Carl E. Berg 04 James D. Kupec Vote FOR Vote WITHHELD 02 Tommy Eng 05 Leonard Perham all nominees from all nominees 03 Chi-Ping Hsu (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Approval of the adoption of the 2010 Equity Incentive Plan. For Against Abstain 3. Approval of the adoption of the 2010 Employee Stock Purchase Plan. For Against Abstain 4. The ratification of the appointment of Burr Pilger Mayer, Inc. as the Company's independent For Against Abstain registered public accounting firm for the fiscal year ending December 31, 2010. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR PROPOSALS TWO,THREE AND FOUR. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

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MOSYS, INC. NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
SOLICITATION AND VOTING PROCEDURES
REVOCABILITY OF PROXIES
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 30, 2010
BOARD OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH RELATED PERSONS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
NOMINEES
PROPOSAL NO. 2: APPROVAL OF 2010 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3: APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
OTHER MATTERS
  APPENDIX A
MOSYS, INC. 2010 EQUITY INCENTIVE PLAN
  APPENDIX B
MOSYS, INC. 2010 EMPLOYEE STOCK PURCHASE PLAN